UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08614

Brandes Investment Trust
(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 600
San Diego, CA 92130
(Address of principal executive offices) (Zip code)

Michael Glazer
Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071-3106
(Name and address of agent for service)

800-331-2979
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2014

Date of reporting period: March 31, 2014

Item 1. Reports to Stockholders.

INTERNATIONAL EQUITY FUND

GLOBAL EQUITY FUND

EMERGING MARKETS FUND

INTERNATIONAL
SMALL CAP EQUITY FUND

CORE PLUS FIXED INCOME FUND

CREDIT FOCUS YIELD FUND

SEMI-ANNUAL REPORT

For the six months ended
March 31, 2014

Brandes International Equity Fund

Dear Shareholder:

The Brandes International Equity Fund I shares (“the Fund”) gained 8.10% during the six months ended March 31, 2014, outperforming its benchmark, the MSCI EAFE Index, which rose 6.41% during the same period.

In this letter, I will examine the sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the period. In addition, I will discuss the current outlook for the Fund.

The Markets
International equities delivered positive performance in the six months ended March 31, 2014. In the last three months of 2013, renewed investor confidence in the U.S. economy and the Federal Reserve’s decision on a measured reduction of its quantitative easing program contributed to investors’ optimism. In Europe, the European Central Bank announced that further monetary easing measures weren’t imminent; this was seen as a sign that the region remains on course toward economic recovery. Furthermore, investors welcomed positive news from Japan, including rising consumer prices, improving exports and better business sentiment.

The strong gains from 2013 were somewhat offset by a number of investor concerns in early 2014. In March, newly appointed U.S. Federal Reserve Chair Janet Yellen said the Fed could raise interest rates six months after its bond-buying program ends, which is expected by year end 2014. In Japan, the government’s plan to raise the sales tax from 5% to 8% gave way to concerns that the move may undo the positive effects of last year’s massive economic stimulus program. European equity markets were generally up slightly despite geopolitical tensions in Ukraine and Russia, which overshadowed signs of economic improvement in Europe. Meanwhile, worries over slowing economic growth in Latin America and China also contributed to investor worry.

The Fund
Proving once more that markets tend to cycle, the Fund’s large overweight to and stock selection in telecom services—which detracted most from relative returns in the six-month period ended  September 30, 2013—served as a major contributor to performance over the past six months. News around potential consolidation and recovery of the European telecom services sector has led to strong performance of our telecom holdings there, most notably Telecom Italia and France-based Orange. While France has been a challenging telecom market for some time due to low-priced competition and maturation, Orange has been attractively priced, with some exposure to growing emerging markets as well as improved cost-cutting initiatives. Reports of potential regulatory improvements, which would allow European consolidation, also may have resulted in increased investor enthusiasm for Orange.

Brandes International Equity Fund

Telecom Italia and Orange were not the only European holdings that performed notably well. During the period, all of the Fund’s top 10 contributors to performance—absolute and relative—happen to be based in Europe. These included companies in the financials sector (Italian Intesa Sanpaolo and Dutch AEGON), the construction materials industry (Ireland-domiciled CRH and Italy’s Italcementi), and multi utilities (Suez Environnement and GDF Suez, both based in France).

During the period, the Fund’s holdings in consumer staples largely underperformed those of the benchmark, mainly due to positions in U.K.-based food & staples retailers Wm Morrison Supermarkets and J Sainsbury. While these companies face increased competition in a mature industry, we believe they remain attractive businesses trading at significant discounts to our estimates of their true worth, with strong balance sheets and value in their property holdings. In addition, they are working on improving their online presence amid a growing market.

Other relative performance detractors included oil & gas companies Brazil’s Petrobras and Russian LukOil, Japanese MS&AD Insurance Group, and British multiline retailer Marks and Spencer.

During the period, we exited the Fund’s positions in a number of companies as their prices appreciated toward our estimates of their intrinsic value. These included Suez Environnement, Intesa Sanpaolo, Japanese Fujifilm Holdings and Dutch media company Wolters Kluwer. Other large holdings that were sold off during the period were German automaker Daimler and Swiss electronic equipment manufacturer TE Connectivity.

New purchases in the last six months included U.K.-based Imperial Tobacco and grocer Tesco, Japanese pharmaceutical firm Mitsubishi Tanabe Pharma Corp, as well as Brazil’s regional jet manufacturer Embraer.

Outlook
As we highlighted earlier with the performance of the Fund’s telecom services allocation, there is a tendency for equity markets to cycle. An asset class that delivers positive returns one quarter may not be able to repeat the same performance three months later. For Brandes, this emphasizes the importance of bottom-up stock selection. Regardless of the market cycle, our process remains consistent: we keep focused on individual company fundamentals. We believe purchasing companies at significant discounts to our estimates of their true worth is the best way to add value to our client portfolios.

Brandes International Equity Fund

As always, thank you for your business and the continued trust you have placed in us.

Sincerely yours,

Jeffrey A. Busby, CFA
President, Brandes Investment Trust
On behalf of the Brandes International Investment Team

Amelia Morris, CFA, Luiz Sauerbronn, Jeff Germain, CFA, Brent Woods, CFA, Shingo Omura, CFA

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests.  Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are

Brandes International Equity Fund

subject to change at any time and are not a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The MSCI EAFE (Europe, Australasia, Far East) Index with net dividends is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of 22 developed market country indices.  This index often is used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. One cannot invest directly in an index.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Brandes International Equity Fund is distributed by Quasar Distributors, LLC.

Brandes International Equity Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes International Equity Fund — Class I from March 31, 2004 to March 31, 2014 and in the Morgan Stanley Capital International EAFE Index.

Value of $10,000 Investment vs Morgan Stanley Capital International
EAFE (Europe, Australasia and Far East) Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2014
	One	Five	Ten	Since
	Year	Years	Years	Inception(1)
Brandes International Equity Fund
Class A*	24.27%	13.70%	5.73%	9.02%
Class A* (with maximum sales charge)	17.12%	12.36%	5.10%	8.65%
Class C*	23.45%	12.78%	4.91%	8.19%
Class E*	24.32%	13.77%	5.77%	9.05%
Class I	24.59%	13.89%	5.95%	9.27%
Morgan Stanley Capital International
EAFE Index	17.56%	16.02%	6.53%	5.19%

(1)	The inception date is January 2, 1997.
*
Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to October 6, 2008 for Class E shares reflects the performance of Class I shares adjusted to reflect Class E expenses.

Brandes International Equity Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2014 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Fund

Dear Shareholder:

The Brandes Global Equity Fund I shares (the “Fund”) gained 9.56% during the six-month period ended March 31, 2014, outperforming the MSCI World Index, which returned 9.36% in the same period.

In this letter, I will examine the country-, sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period.  I will also discuss the current outlook for the Fund.

The Markets
Global equity markets delivered solid gains in the six months ended March 31, 2014. Investor confidence on the strength of the U.S. economy and expectations of a measured reduction of the U.S. Federal Reserve’s quantitative easing program helped send markets higher in the last three months of 2013. In Europe, the European Central Bank announced that further monetary easing measures weren’t imminent; this was seen as a sign that the region remained on course toward economic recovery. Additionally, investors welcomed positive news from Japan, including increased exports and an improvement in business sentiment.

In the first three months of 2014, a number of investor concerns caused markets to fluctuate for much of the period, with key market indices finishing the first quarter with modest gains. In March, newly appointed U.S. Federal Reserve Chair Janet Yellen said the Fed could raise interest rates six months after its bond-buying program ends, which is expected by year end 2014. In Japan, the government’s plan to raise the sales tax from 5% to 8% gave way to concerns that the move may undo the positive effects of last year’s massive economic stimulus program. European equity markets were generally up slightly despite geopolitical tensions in Ukraine and Russia, which overshadowed signs of economic improvement in Europe. Meanwhile, worries over slowing economic growth in Latin America and China also weighed on global markets in the first quarter of 2014.

The Fund
The Fund’s performance during the six-month period was driven mainly by investments in the United States and Europe, and those in the information technology, financials and telecommunication services sectors, areas where the Fund’s holdings performed better than the benchmark.

Many of the Fund’s European holdings rebounded strongly during the period, especially in markets where we have been overweight: Italy and France. News around potential consolidation and regulatory reform in the European telecommunication services sector contributed to the strong performance of many of our telecom holdings, such as Telecom Italia and France-based Orange. While France has been a challenging telecom market for some time due to low-priced

Brandes Global Equity Fund

competition and maturation, Orange has been attractively priced, with the potential to unlock value through its exposure to growing emerging markets as well as improved cost-cutting initiatives. In addition, European building materials company CRH, which has exposure to the European and U.S. housing markets, has been a leading contributor to performance as housing potentially continues its recovery. CRH has a very strong balance sheet, a history of value-generative acquisitions and strong cash flow generation even during downturns. These factors helped CRH to weather the economic downturn in its key geographic regions and continue to distribute dividends for each of the last 20 years.

The Fund’s U.S. technology holdings continued to generate favorable results and rewarded our discipline of holding potentially undervalued investments for the long term. These include Corning, Western Digital and Microsoft, which performed well during the six-month period. The market appears to be more optimistic on the prospects for these “boring technology” companies, which continue to operate well and beat the market’s low expectations. Other positive contributors during the period included U.K. pharmaceutical firm AstraZeneca, as well as Italy-based Telecom Italia and financial services firm Intesa Sanpaolo.

The worst performing areas for the Fund were emerging markets, Japan and U.K. grocers. Among emerging-market holdings, Brazil’s Petrobras, an energy company and Russia’s LukOil detracted from returns during the period. Among Japanese holdings, automakers Nissan Motor and Toyota Motor also declined. Since mid 2013, Nissan’s shares have underperformed certain peers and the wider market, given concerns about the company’s product cycle and a perceived below-expectation benefit from the yen’s weakening in 2013. Nonetheless, we hold the view that these are short-term issues and should not affect the company’s long-term competitiveness.  We believe despite its share-price decline, Nissan remains attractively valued.

Share prices of U.K. grocers Wm Morrison Supermarkets and J Sainsbury plc fell in the period as the continued pressure of low-priced competition hurt the revenue growth of the established food retail companies in the United Kingdom. While these companies undoubtedly face increased competition in a mature industry, we believe they remain attractive businesses trading at significant discounts to our estimates of their true worth, with strong balance sheets, value in their property holdings, and capacity to improve their cost positions. In addition, both are working on improving their online presence amid a growing market for this emerging retail channel.

Volatility in emerging markets has continued to lead to more attractive valuations and a resulting increased allocation to these regions within the Fund. We believe current volatility provides attractive valuations for well-positioned emerging-

Brandes Global Equity Fund

market companies with strong prospects for long-term growth. Additionally, this volatility has led to opportunities in a number of developed market-based companies that have meaningful exposure to emerging markets as part of their business mix.

At the close of the six-month period, the Fund remained significantly underweight the benchmark in the United States. The U.S. market has recovered extraordinarily well over the last five years and it has become harder for us to find value in that market. To illustrate this point, valuations in the U.S. market have continued to expand. As of 3/31/2014, the S&P 500 Index traded at over 25x 10-year P/E (based on cyclically adjusted price-to-earnings ratio), the highest level since 2007.1  While we continue to find select opportunities in technology and financials, we pared back on our overall U.S. exposure, reducing our allocation to financials over the recent quarter.

During the six-month period, the Fund added a number of companies offering what we believe are attractive discounts to our estimates of intrinsic value. These include: U.S.-based energy services provider Exelon; U.K.-based British Sky Broadcasting; China Mobile; Turkey-based bank Turkiye Garanti; U.K. grocer Tesco; and HSBC Holdings plc, a U.K.-based bank with significant exposure to emerging markets. The Fund divested its positions in Intesa Sanpaolo and Japan’s Takeda Pharmaceuticals

Our Outlook
The volatility in global equities once again shows there is a tendency for markets to cycle. An asset class that delivers positive returns one quarter may not be able to repeat the same performance three months later. For Brandes, this highlights the importance of bottom-up stock selection. Regardless of the market cycle, our process remains consistent: we keep focused on individual company fundamentals. We believe purchasing companies at significant discounts to our estimates of their true worth is the best way to add value to our client portfolios.

1  Prof. Robert Shiller, Yale University: http://www.econ.yale.edu/~shiller/data.htm

Brandes Global Equity Fund

As always, thank you for your business and the continued trust you have placed in us.

Sincerely yours,

Jeffrey A. Busby, CFA
President, Brandes Investment Trust
On behalf of the Brandes Global Investment Team

Brent Fredberg, Kenneth Little, CFA, Brian Matthews, CFA, Ted Kim, CFA, James Brown, CFA

Index Guide
The MSCI World Index with net dividends is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices.  This index includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy,

Brandes Global Equity Fund

completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The S&P 500 Index with gross dividends is an unmanaged, market capitalization weighted index that measures the equity performance of 500 leading companies in leading industries of the U.S. economy.  The index includes 500 leading companies in leading industries of the U.S. economy, capturing 80% coverage of U.S. equities.  This index includes dividends and distributions, but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing.

One cannot invest directly in an index.

Price/Earnings: Price per share divided by earnings per share.

The declaration and payment of shareholder dividends are solely at the discretion of the issuer and are subject to change at any time.

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice. Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P., in the United States and Canada.

The Brandes Global Equity Fund is distributed by Quasar Distributors, LLC.

Brandes Global Equity Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes Global Equity Fund — Class I from its inception (October 6, 2008) to March 31, 2014 and in the Morgan Stanley Capital International World Index.

Value of $10,000 Investment vs Morgan Stanley
Capital International World Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2014
	One	Three	Five	Since
	Year	Years	Years	Inception(1)
Brandes Global Equity Fund
Class A*	23.66%	10.04%	16.46%	9.70%
Class A* (with maximum sales charge)	16.54%	7.89%	15.10%	8.52%
Class C*	22.76%	9.23%	15.54%	8.84%
Class E	23.63%	10.01%	16.46%	9.71%
Class I	23.97%	10.31%	16.69%	9.92%
Morgan Stanley Capital
International World Index	19.07%	10.23%	18.28%	10.83%

(1)	The inception date is October 6, 2008.
*
Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses.  Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.

Brandes Global Equity Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2014 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Emerging Markets Fund

Dear Shareholder:

The Brandes Emerging Markets Fund I shares (“the Fund”) gained 2.56% during the six months ended March 31, 2014 and outperformed its benchmark, the MSCI Emerging Markets Index, which rose 1.49% for the period.

In this letter, I will examine the sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period. In addition, I will discuss the current outlook for the Fund.

The Markets
In another rollercoaster period for the asset class, emerging markets were faced with various challenges in the last six months. In late 2013, anti-government protests in several countries such as Egypt, Brazil and Turkey stirred up negative market sentiment. As we began 2014, a number of events added fuel to the fire. Default of a major trust product loan in China, steep currency devaluation in Argentina, and increased interest rates in India and Turkey all contributed to heightened investor concerns. Additionally, Russia and Ukraine were at a precarious standoff—causing unfavorable market outlook on the companies in those countries.

Despite the number and the magnitude of these concerns, the MSCI Emerging Markets Index performed better than many might have expected, delivering positive performance over the last six months.

The Fund
Our stock selections in the materials, consumer staples and industrials sectors served as major contributors to relative returns during the period, as the Fund’s holdings in each of these sectors significantly outperformed those of the benchmark.

Notable individual performers included Egypt’s Eastern Tobacco, which gained over 90% over the six-month period, and Chinese air freight & logistics company Sinotrans Ltd, which was up over 60%.

In our opinion, Sinotrans highlights our willingness to uncover and understand small companies that the general market may have overlooked. When we first purchased it in late 2008, Sinotrans was only covered by two sell-side firms. The company had recently started new businesses while divesting others and had undergone accounting changes. The global financial crisis was underway and the future of the Chinese export growth was in question. Moreover, Sinotrans had persistent losses in its marine division, and returns on equity had been tempered due to excess cash on its balance sheet.

Brandes Emerging Markets Fund

With our long-term focus, however, we saw a company trading at attractive valuations (less than book value and 10x earnings) that was well positioned to benefit from the development of the Chinese economy, especially strong domestic and international transportation growth. Moreover, even though it had depressed returns on equity, Sinotrans’ high net cash balance provided us with some comfort that the company could weather the economic sensitivity of its business. In 2013 and early 2014, the company’s share price appreciated significantly on minimal news flow and we took the opportunity to exit the position.

Apart from Eastern Tobacco and Sinotrans, the Fund’s India-based holdings within the materials sector, i.e., chemicals manufacturers UPL Limited and Tata Chemicals, performed well—likely due to that country’s continued economic improvement.

The Fund’s allocation to the information technology sector delivered an overall positive absolute return. However, our significant underweight to this best-performing sector within the benchmark detracted most from relative performance. From a country perspective, the Fund’s allocation to China hurt returns the most, mainly due to holdings in down clothing company Bosideng and telecom services provider China Mobile.

Given the recent tension between Ukraine and Russia, it was little surprise that the Fund’s Russia-based holdings—the Fund has no Ukraine-based holdings—were also among the main performance detractors. These included Sberbank, LukOil and Gazprom. Commercial bank TCS Group Holding, which is actually domiciled in Cyprus but derives a significant portion of its profit from Russia, weighed on returns as well.

We executed a number of transactions for the Fund during the period. Divested investments included Sinotrans Ltd, Saudi Basic Industries Corp., Titan Cement and Grupo Televisa. The Fund also no longer owns AsiaInfo-Linkage, a leading provider of telecom software and services in China, as the company was acquired by Citic Capital Holdings in early 2014. In the last six months, we initiated positions across several countries and sectors, including Turkish financial services company Haci Omer Sabanci Holding, Chinese automobile manufacturer Dongfeng Motor Group, Russia’s Surgutneftegas, and Hong Kong specialty retailer Luk Fook Holdings.

Outlook
Amid the current fears in emerging markets, we have been monitoring the situation closely and also reviewing our existing holdings in the affected regions. In some cases, we have added to our positions in companies where our bottom-up analysis showed potential rewards outweigh potential risks. We do not take potential macro risk factors lightly, but we hold the view that the current environment provides fertile ground for a patient, long-term, value-minded

Brandes Emerging Markets Fund

investor. If we had to single out the most important lesson from our experience investing in emerging markets for more than 30 years, it would be: The asset class is not a homogenous group and should not be treated as such.

Thank you for the trust you have placed in us.

Sincerely yours,

Jeffrey A. Busby, CFA
President, Brandes Investment Trust
On behalf of the Brandes Emerging Markets Investment Team

Gerardo Zamorano, CFA, Christopher Garrett, CFA, Louis Lau, CFA, Douglas Edman, CFA, Greg Rippel, CFA

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.

Brandes Emerging Markets Fund

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Price/Book: Price per share divided by book value per share.

Price/Earnings: Price per share divided by earnings per share.

Price/Cash Flow: Price per share divided by cash flow per share.

Index Guide
The MSCI Emerging Markets Index with gross dividends is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of 21 emerging market country indices. This index includes dividends and distributions, but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing. One cannot invest directly in an index.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Brandes Emerging Markets Fund is distributed by Quasar Distributors, LLC.

Brandes Emerging Markets Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes Emerging Markets Fund — Class I from March 31, 2004 to March 31, 2014 and in the Morgan Stanley Emerging Markets Index.

Value of $10,000 Investment vs Morgan Stanley
Capital Emerging Markets Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2014**
	One	Five	Ten	Since
	Year	Years	Years	Inception(1)
Brandes Emerging Markets Fund
Class A	2.53%	20.79%	11.47%	8.83%
Class A (with maximum sales charge)	-3.37%	19.37%	10.81%	8.47%
Class C*	1.76%	19.89%	10.60%	8.02%
Class I	2.68%	21.05%	11.69%	9.09%
Morgan Stanley Capital International
Emerging Markets Index	-1.07%	14.83%	10.45%	7.08%

(1)	The inception date is August 20, 1996.
*	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.
**
Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Emerging Markets Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The

Brandes Emerging Markets Fund

private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2014 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes International Small Cap Equity Fund

Dear Shareholder:

The Brandes International Small Cap Equity Fund I shares (“the Fund”) gained 10.33% during the six months ended March 31, 2014. For the same period, the Fund’s benchmark, the S&P Developed Ex-U.S. Small Cap Index, rose 9.70%.

In this letter, I will examine the sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition during the period. In addition, I will discuss the current outlook for the Fund.

The Markets
International small-cap equities delivered solid gains in the six months ended March 31, 2014. In the last three months of 2013, renewed investor confidence in the U.S. economy and the Federal Reserve’s decision on a measured reduction of its quantitative easing program contributed to investors’ optimism. In Europe, the European Central Bank announced that further monetary easing measures weren’t imminent; this was seen as a sign that the region remains on course toward economic recovery. Furthermore, investors welcomed positive news from Japan, including rising consumer prices, improving exports and better business sentiment.

The strong gains from 2013 were somewhat offset by a number of investor concerns in early 2014. In March, newly appointed U.S. Federal Reserve Chair Janet Yellen said the Fed could raise interest rates six months after its bond-buying program ends, which is expected by year end 2014. In Japan, the government’s plan to raise the sales tax from 5% to 8% gave way to concerns that the move may undo the positive effects of last year’s massive economic stimulus program. European equity markets were generally up slightly despite geopolitical tensions in Ukraine and Russia, which overshadowed signs of economic improvement in Europe. Meanwhile, worries over slowing economic growth in Latin America and China also contributed to investor worry.

The Fund
Our stock selections in the materials, health care and utilities sectors served as major contributors to relative returns during the period, as the Fund’s holdings in each of these sectors significantly outperformed those of the benchmark.

Within materials, positive performance was driven by interrelated cement companies Italcementi, Ciments Francais and Italmobiliare. In early March 2014, Italcementi’s board announced the approval of rights issues worth up to €450 million (about US$623 million) as part of a wider plan to boost the company’s capital base and streamline its structure. The plan also calls for a mandatory conversion of saving shares into ordinary shares and the launch of a tender bid for its French unit, Ciments Francais. Italcementi currently owns 83% of Ciments Francais’ equity and will launch its bid for the company at €78 (about US$108) per

Brandes International Small Cap Equity Fund

share, which reflects a 19% premium to the company’s closing share price prior to the announcement.

Other notable performers included Egypt’s Eastern Tobacco, Canadian communication equipment company Sierra Wireless and Italian multi-utilities company Iren.

Although all sectors delivered overall positive absolute returns, the Fund’s allocations to consumer discretionary, financials and telecommunication services weighed on relative returns. On an individual security basis, Japan-based Fuji Machine Manufacturing, South Korea’s leading beverage company Lotte Chilsung, and Canadian consumer products manufacturer Dorel Industries (Dorel) detracted most from relative returns. In February, Dorel issued a profit warning stating that its recreational/leisure segment, which covers bicycle brands Schwinn, Cannondale, and Mongoose, would be “substantially below prior-year levels due to top-line weakness and a poorer product mix.” Holiday sales were lower than expected and “industry discounting continued to be a market reality.” In addition, sales volume of Dorel’s 2013-model bicycles, which carried lower margins, was higher than anticipated.

During the period, we executed a number of transactions within the Fund. Among them, we exited the Fund’s positions in Sierra Wireless, Swiss life-science ingredients manufacturer Lonza Group, and Swiss air freight & logistics company Panalpina Welttransport as their shares appreciated toward our estimates of their true worth. We used some of the proceeds from these sales to initiate positions in companies offering what we see as compelling margin of safety. These included India-based auto component manufacturer Exide Industries, Hungarian Magyar Telekom and Brazil’s electric utility provider Copel.

Outlook
As of March 31, 2014, the Fund remained overweight construction materials and household durables industries. From a country standpoint, the Fund’s largest allocation was to Japan—although the weighting has decreased over the last six months.

Equity market volatility once again shows there is a tendency for markets to cycle. An asset class that delivers positive returns one quarter may not be able to repeat the same performance three months later. For Brandes, this highlights the importance of bottom-up stock selection. Regardless of the market cycle, our process remains consistent: we keep focused on individual company fundamentals. We believe purchasing companies at significant discounts to our estimates of their true worth is the best way to add value to our client portfolios.

Brandes International Small Cap Equity Fund

As always, thank you for your business and the continued trust you have placed in us.

Sincerely yours,

Jeffrey A. Busby, CFA
President, Brandes Investment Trust
On behalf of the Brandes Small Cap Investment Team

Mark Costa, CFA, Robert Gallagher, CFA, Yingbin Chen, CFA, Ralph Birchmeier, CFA, Luiz Sauerbronn

Past performance does not guarantee future results.

Market conditions may impact performance.  The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall. Investments in small and medium capitalization companies tend to have limited liquidity and greater price

Brandes International Small Cap Equity Fund

volatility than investments in large capitalization companies. The Fund may invest in ETFs which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange on which they trade, which may impact the Fund’s ability to sell its shares.

Current and future portfolio holdings are subject to risk.

Margin of Safety: The difference between our estimate of a business’ intrinsic value and its market price.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The S&P Developed Ex-U.S. SmallCap Index with gross dividends is an unmanaged, float-adjusted market capitalization weighted index that measures the equity performance of small capitalization companies from developed markets around the world, excluding the United States.  This index includes dividends and distributions but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing. One cannot invest directly in an index.

The Brandes International Small Cap Equity Fund is distributed by Quasar Distributors, LLC.

Brandes International Small Cap Equity Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes International Small Cap Fund — Class I from March 31, 2004 to March 31, 2014 and in the S&P Developed Small Cap — Excluding U.S. Index (“S&P Developed Small Cap — Ex. U.S. Index”) for the same period.

Value of $10,000 Investment vs S&P Developed
Small Cap — Ex. U.S. Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2014**
	One	Five	Ten	Since
	Year	Years	Years	Inception(1)
Brandes International Small Cap Fund
Class A	26.60%	30.17%	9.03%	11.05%
Class A (with maximum sales charge)	19.32%	28.63%	8.39%	10.68%
Class C*	25.76%	29.20%	8.22%	10.22%
Class I	26.95%	30.48%	9.30%	11.33%
S&P Developed Small Cap –
Ex. U.S. Index	22.36%	21.29%	9.37%	7.57%

(1)	The inception date is August 19, 1996.
*	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.
**
Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Fund.  The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The

Brandes International Small Cap Equity Fund

private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2014 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Core Plus Fixed Income Fund

Dear Shareholder,

The Brandes Core Plus Fixed Income Fund I shares (“the Fund”) gained 2.55% during the six-month period ended March 31, 2014, outperforming the Barclays U.S. Aggregate Bond Index, which returned 1.70% in the same period.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period.  I will also discuss how the Fund is positioned for the future.

The Markets
For much of the period, fixed-income market participants remained focused on U.S. monetary policy and macroeconomic themes.  With data surprising to the upside in the weeks leading up to the U.S. Federal Reserve’s December meeting, all eyes were on the Fed, especially given its decision in September 2013 to hold off tapering its quantitative easing program designed to stimulate growth. Toward the close of 2013, the Fed decided that economic data was sufficiently positive to begin a modest reduction of $10 billion per month (off of $85 billion), with the hopes of increasing the amount of the taper in 2014.

The credit markets largely shrugged off the volatility in emerging market equities in the first quarter of 2014, which stemmed from signs of slowing economic growth in China, the Russian annexation of Crimea and the first public meeting of the new Fed Chair Janet Yellen.

The Fund
During the period, the Fund’s outperformance was primarily driven by corporate-bond holdings in the banking, utilities and energy sectors, as well as in student loan asset backed securities (ABS) backed by pools of private student loans. We started to see stabilization in the performance of the underlying student loan collateral in 2013, a trend that is beginning to flow through to market prices for these securities.

We also saw a modest positive contribution from the non-agency mortgage backed securities (MBS) sector. Non-agency MBS bonds have been standout performers over the last few years as the economy and the general housing market have slowly recovered and investors look for bonds offering any kind of yield. Several of the securities that we own in this sector reached our estimate of their fair values during the quarter; and thus, we decided to pare our exposure to the sector. Non-agency MBS now represents approximately 1% of the Fund’s value and the securities we continue to own receive monthly principal payments, so we expect our weighting to continue to decline over the course of the year.

Performance was adversely affected during the period by holdings in the home building sector, largely attributable to a bond holding in Mexican homebuilder Urbi Desarrollos Urbanos. There were rumors of financial shenanigans in the Mexican homebuilding industry involving overstating equity, understating debt and overstating cash flow. Given the number of unknowns, we trimmed our position in

Brandes Core Plus Fixed Income Fund

the credit and now hold a small amount that we view as largely option value.1  If there is additional downside in the industry the impact on the Fund should be minimal, but there remains potential upside if the homebuilders present credible restructuring plans to investors or if the government decides to follow through on its stated intent to help this struggling industry.

Additionally, the Fund’s duration positioning proved to be the largest detractor from performance during the period. We pursue a duration-controlled strategy, managed in a range of 20% above or below the respective benchmark. We have biased the Fund within our range for higher interest rates in the long term by maintaining a relatively shorter Fund duration in the range of 80-85% of the benchmark. This position negatively affected returns, as the 10-year U.S. Treasury rate dropped by approximately 0.3% in the first quarter of 2014.

During the period, we added three notable new positions. The first was a bond issued by ADT (rated Ba2/BB-/BBB-). The company is an industry leader in home security, which is a growing industry with defensive characteristics. ADT has a national footprint, with 25% market share, which is about six times the size of its next largest competitor.

The Fund’s second purchase was a utility bond issued by Dayton Power & Light DPL (rated Ba2/BB). DPL operates as an electric energy and utility company and engages in generation, transmission and distribution of electricity in West Central Ohio.

The Fund also added a bond issued by Chrysler Corp. (rated B1/B). This is a secured, second-lien operating company bond at Chrysler, a subsidiary of Fiat. Chrysler recently became 100% owned by Fiat, removing the risks of losing the Fiat platform sharing and cost-savings as well as management oversight expertise at the Chrysler operating company. Chrysler currently has the best-performing brands within the Fiat portfolio (particularly Jeep) and is strategically important to Fiat for its free cash flow generation, growth and North American presence, factors which help offset weakness in Fiat’s core European markets. We view the asset coverage of the bonds as attractive.

In addition to paring back exposure to the non-agency MBS sector, the Fund had one notable corporate sale – Edison Mission Energy. The company is the unregulated merchant generation subsidiary of Edison International. We purchased Edison Mission Energy bonds in January 2012 at a distressed price. The bonds traded down to distressed levels based on historically low wholesale electricity prices caused by low natural gas prices and sluggish electricity demand. Additionally, Edison Mission was facing elevated capital expenditures to comply with stricter environmental regulations at its coal facilities. We viewed the company as a bankruptcy candidate and valued the bonds based on our assessment of tangible asset coverage in a more normalized pricing and demand environment.

1
Option value: The value placed on an individual’s willingness to pay for maintaining or preserving a public asset or service even if there is little or no likelihood of the individual actually ever using it.

Brandes Core Plus Fixed Income Fund

As we expected, Edison Mission filed for bankruptcy in December 2012. NRG Energy offered to purchase Edison Mission in October 2013 for a total consideration of $71 to bondholders. Edison Mission bonds ultimately traded above the offer price due primarily to the market’s view of the value of a tax-sharing agreement with its parent, Edison International. We exited our position after the security traded above our estimate of fair value.

Our Outlook
We are as cautious today on the market as we have been over the last decade. Corporate credit spreads, approaching pre-credit crisis levels, continue to grind tighter as investors gravitate to any instrument offering an attractive yield. Balance sheets remain in good shape, but we are seeing signs that aggregate credit quality may have peaked and more companies are actively considering or implementing shareholder enhancement actions that are often detrimental to underlying credit quality. Finally, there is an enormous amount of private equity cash on the sidelines that is often used to fund leveraged buyouts.

Due to these concerns, we have positioned the Fund with a defensive posture. As mentioned earlier, the duration of the Fund is near the bottom end of our duration range as we anticipate higher interest rates over the longer term. Our high-yield weighting is at the lowest level in 10 years. Within the corporate bonds we hold, we have favored shorter-to-intermediate maturities. Finally, the securities that we have added recently fit the theme of offering, in our view, an attractive yield for strong asset coverage and steady and predictable cash flows.

As always, thank you for your business and the trust you have placed in us.

Sincerely yours,

Jeffrey A. Busby, CFA
President, Brandes Investment Trust
On behalf of the Brandes Fixed Income Investment Team

Timothy Doyle, CFA, Chuck Gramling, CFA, David Gilson, CFA

Brandes Core Plus Fixed Income Fund

Past performance does not guarantee future results.

Market conditions may impact performance.  The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes, political instability, differences in financial reporting standards and less stringent regulation of securities markets; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States.  Stock and bond prices will experience market fluctuations.  Please note that the value of government securities and bonds in general have an inverse relationship to interest rates.  Bonds carry the risk of default, or the risk that an issuer will be unable to make income or principal payment.  There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information.  Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The Fund may hold illiquid securities which may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value. The Fund is actively managed, and may frequently buy and sell securities. Frequent trading increases a Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions and taxes, which in turn could detract from the Fund’s performance.

Brandes Core Plus Fixed Income Fund

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P., in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

Cash flow: Movement of money out of or into a business.

Free Cash Flow: Operating cash flow minus capital expenditures; represents the cash that a company is able to generate after laying out money required to maintain or expand its asset base.

Duration: the weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Credit distribution is determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (S&P, Moody’s and Fitch), who assign a rating based on their analysis of the issuer’s credit worthiness. The highest rating given is AAA and the lowest is C.

Yield: The annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

The Brandes Core Plus Fixed Income Fund is distributed by Quasar Distributors, LLC.

Brandes Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes Core Plus Fixed Income Fund — Class I from its inception (December 28, 2007) to March 31, 2014 and in the Barclays Capital U.S. Aggregate Index.

Value of $10,000 Investment vs Barclays Capital
U.S. Aggregate Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2014
	One	Three	Five	Since
	Year	Years	Years	Inception(1)
Brandes Core Plus Fixed Income Fund
Class A*	0.74%	4.49%	8.56%	4.42%
Class A* (with maximum sales charge)	-3.06%	3.16%	7.72%	3.79%
Class E*	0.97%	4.77%	8.75%	4.56%
Class I	1.20%	4.92%	8.91%	4.74%
Barclays Capital U.S. Aggregate Index	-0.10%	3.75%	4.80%	4.74%

(1)	The inception date is December 28, 2007.
*
Performance shown prior to January 31, 2013 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to May 28, 2008 for Class E shares reflects the performance of Class I shares adjusted to reflect Class E expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Core Plus Fixed Income Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2014 (Unaudited)

Brandes Credit Focus Yield Fund

Dear Shareholder,

The Brandes Credit Focus Yield Fund I shares (“the Fund”) gained 2.27% during the six-month period ended March 31, 2014, slightly underperforming the Barclays U.S. Intermediate Credit Bond Index, which returned 2.33% in the same period.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period.  I will also discuss how the Fund is positioned for the future.

The Markets
For much of the period, fixed-income market participants remained focused on U.S. monetary policy and macroeconomic themes.  With data surprising to the upside in the weeks leading up to the U.S. Federal Reserve’s December meeting, all eyes were on the Fed, especially given its decision in September 2013 to hold off tapering its quantitative easing program designed to stimulate growth. Toward the close of 2013, the Fed decided that economic data was sufficiently positive to begin a modest reduction of $10 billion per month (off of $85 billion), with the hopes of increasing the amount of the taper in 2014.

The credit markets largely shrugged off the volatility in emerging market equities in the first quarter of 2014, which stemmed from signs of slowing economic growth in China, the Russian annexation of Crimea and the first public meeting of the new Fed Chair Janet Yellen.

The Fund
During the period, the Fund’s performance was primarily driven by corporate-bond holdings in banking, utilities and energy sectors, as well as in student loan asset backed securities (ABS), backed by pools of private student loans. We started to see stabilization in the performance of the underlying student loan collateral in 2013, a trend that is beginning to flow through to market prices for these securities.

We also saw a modest positive contribution from the non-agency mortgage backed securities (MBS) sector. Non-agency MBS bonds have been standout performers over the last few years as the economy and the general housing market have slowly recovered and investors look for bonds offering any kind of yield. Several of the securities that we own in this sector reached our estimate of their fair values during the quarter; and thus, we decided to pare our exposure to the sector. Non-agency MBS now represents approximately 1% of the Fund’s value and the securities we continue to own receive monthly principal payments, so we expect our weighting to continue to decline over the course of the year.

Performance was adversely affected during the quarter by holdings in the home building sector, largely attributable to a bond holding in Mexican homebuilder Urbi Desarrollos Urbanos. There were rumors of financial shenanigans in the Mexican homebuilding industry involving overstating equity, understating debt and overstating cash flow. Given the number of unknowns, we trimmed our position in

Brandes Credit Focus Yield Fund

the credit and now hold a small amount that we view as largely option value.1  If there is additional downside in the industry the impact on the Fund should be minimal, but there remains potential upside if the homebuilders present credible restructuring plans to investors or if the government decides to follow through on its stated intent to help this struggling industry.

Additionally, the Fund’s duration positioning proved to be the largest detractor from performance during the period. We pursue a duration-controlled strategy, managed in a range of 20% above or below the respective benchmark. We have biased the Fund within our range for higher interest rates in the long term by maintaining a relatively shorter Fund duration in the range of 80-85% of the benchmark. This position negatively affected returns, as the 10-year U.S. Treasury rate dropped by approximately 0.3% in the first quarter of 2014.

During the period, we added three notable new positions. The first was a bond issued by ADT (rated Ba2/BB-/BBB-). The company is an industry leader in home security, which is a growing industry with defensive characteristics. ADT has a national footprint, with 25% market share, which is about six times the size of its next largest competitor.  The Fund’s second purchase was a utility bond issued by Dayton Power & Light DPL (rated Ba2/BB). DPL operates as an electric energy and utility company and engages in generation, transmission and distribution of electricity in West Central Ohio.

The Fund also added a bond issued by Chrysler Corp. (rated B1/B). This is a secured, second-lien operating company bond at Chrysler, a subsidiary of Fiat. Chrysler recently became 100% owned by Fiat, removing the risks of losing the Fiat platform sharing and cost-savings as well as management oversight expertise at the Chrysler operating company. Chrysler currently has the best-performing brands within the Fiat portfolio (particularly Jeep) and is strategically important to Fiat for its free cash flow generation, growth and North American presence, factors which help offset weakness in Fiat’s core European markets. We view the asset coverage of the bonds as attractive.

In addition to paring back exposure to the non-agency MBS sector, the Fund had one notable corporate sale – Edison Mission Energy. The company is the unregulated merchant generation subsidiary of Edison International. We purchased Edison Mission Energy bonds in January 2012 at a distressed price. The bonds traded down to distressed levels based on historically low wholesale electricity prices caused by low natural gas prices and sluggish electricity demand.  Additionally, Edison Mission was facing elevated capital expenditures to comply with stricter environmental regulations at its coal facilities. We viewed the company as a bankruptcy candidate and valued the bonds based on our assessment of tangible asset coverage in a more normalized pricing and demand environment.

1
Option value: The value placed on an individual’s willingness to pay for maintaining or preserving a public asset or service even if there is little or no likelihood of the individual actually ever using it.

Brandes Credit Focus Yield Fund

As we expected, Edison Mission filed for bankruptcy in December 2012. NRG Energy offered to purchase Edison Mission in October 2013 for a total consideration of $71 to bondholders. Edison Mission bonds ultimately traded above the offer price due primarily to the market’s view of the value of a tax-sharing agreement with its parent, Edison International. We exited our position after the security traded above our estimate of fair value.

Our Outlook
We are as cautious today on the market as we have been over the last decade. Corporate credit spreads, approaching pre-credit crisis levels, continue to grind tighter as investors gravitate to any instrument offering an attractive yield. Balance sheets remain in good shape, but we are seeing signs that aggregate credit quality may have peaked and more companies are actively considering or implementing shareholder enhancement actions that are often detrimental to underlying credit quality. Finally, there is an enormous amount of private equity cash on the sidelines that is often used to fund leveraged buyouts.

Due to these concerns, we have positioned the Fund with a defensive posture. The duration of the Fund is near the bottom end of our duration range as we anticipate higher interest rates over the longer term. Our high-yield weighting is at the lowest level in 10 years. Within the corporate bonds we hold, we have favored shorter-to-intermediate maturities. Finally, the securities that we have added recently fit the theme of offering, in our view, an attractive yield for strong asset coverage and steady and predictable cash flows.

As always, thank you for your business and the trust you have placed in us.

Sincerely yours,

Jeffrey A. Busby, CFA
President, Brandes Investment Trust
On behalf of the Brandes Fixed Income Investment Team

Timothy Doyle, CFA, Chuck Gramling, CFA, David Gilson, CFA

Brandes Credit Focus Yield Fund

Past performance does not guarantee future results.

Market conditions may impact performance.  The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes, political instability, differences in financial reporting standards and less stringent regulation of securities markets; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States.  Stock and bond prices will experience market fluctuations.  Please note that the value of government securities and bonds in general have an inverse relationship to interest rates.  Bonds carry the risk of default, or the risk that an issuer will be unable to make income or principal payment.  There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information.  Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses.  In the absence of such waivers/reimbursements, total return would be reduced.

The Fund may hold illiquid securities which may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value. The Fund is actively managed, and may frequently buy and sell securities. Frequent trading increases a Fund’s portfolio turnover rate and may increase transaction costs, such as

Brandes Credit Focus Yield Fund

brokerage commissions and taxes, which in turn could detract from the Fund’s performance.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P., in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The Barclays U.S. Intermediate Credit Bond Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. The index includes securities in the intermediate maturity range of the U.S. Credit Index. The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The index is a total return index which reflects the price changes and interest of each bond in the index.

Cash flow: Movement of money out of or into a business.

Free Cash Flow: Operating cash flow minus capital expenditures; represents the cash that a company is able to generate after laying out money required to maintain or expand its asset base.

Duration: the weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Credit distribution is determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (S&P, Moody’s and Fitch), who assign a rating based on their analysis of the issuer’s credit worthiness. The highest rating given is AAA and the lowest is C.

Yield: The annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

The Brandes Credit Focus Yield Fund is distributed by Quasar Distributors, LLC.

Brandes Credit Focus Yield Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes Credit Focus Yield Fund — Class I from March 31, 2004 to March 31, 2014 as compared with the Barclays Capital U.S. Intermediate Credit Index.

Value of $10,000 Investment vs Barclays Capital
U.S. Intermediate Credit Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2014*
	One	Five	Ten	Since
	Year	Years	Years	Inception(1)
Brandes Credit Focus Yield Fund
Class A*	0.39%	12.38%	4.75%	6.08%
Class A* (with maximum sales charge)	-3.41%	11.52%	4.35%	5.79%
Class I	0.73%	12.70%	5.03%	6.36%
Barclays Capital U.S. Intermediate
Credit Index**	0.98%	7.63%	4.75%	6.10%

(1)	The inception date is June 29, 2000.
*	Performance shown prior to March 1, 2012 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses.
**
Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Credit Focus Yield Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other

Brandes Credit Focus Yield Fund

restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2014 (Unaudited)

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014 (the “Period”).

Actual Expenses
This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class A
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,079.90	1.20%	$6.22
Global Equity Fund	$1,000.00	$1,094.30	1.25%	$6.53
Emerging Markets Fund	$1,000.00	$1,024.70	1.37%	$6.92
International Small Cap Fund	$1,000.00	$1,101.50	1.40%	$7.34
Core Plus Fixed Income Fund	$1,000.00	$1,022.00	0.70%	$3.53
Credit Focus Yield Fund	$1,000.00	$1,021.40	0.95%	$4.79

	Class C
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,076.00	1.95%	$10.09
Global Equity Fund	$1,000.00	$1,090.40	2.00%	$10.42
Emerging Markets Fund	$1,000.00	$1,021.00	2.12%	$10.68
International Small Cap Fund	$1,000.00	$1,097.80	2.15%	$11.24

Brandes Investment Trust

	Class E
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,079.70	1.20%	$6.22
Global Equity Fund	$1,000.00	$1,094.40	1.25%	$6.53
Core Plus Fixed Income Fund	$1,000.00	$1,025.30	0.70%	$3.53

	Class I
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,081.00	1.00%	$5.19
Global Equity Fund	$1,000.00	$1,095.60	1.00%	$5.22
Emerging Markets Fund	$1,000.00	$1,025.60	1.12%	$5.66
International Small Cap Fund	$1,000.00	$1,103.30	1.15%	$6.03
Core Plus Fixed Income Fund	$1,000.00	$1,025.50	0.50%	$2.52
Credit Focus Yield Fund	$1,000.00	$1,022.70	0.70%	$3.53

Hypothetical Example for Comparison Purposes
This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Trust

	Class A
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,018.95	1.20%	$6.04
Global Equity Fund	$1,000.00	$1,018.70	1.25%	$6.29
Emerging Markets Fund	$1,000.00	$1,018.10	1.37%	$6.89
International Small Cap Fund	$1,000.00	$1,017.95	1.40%	$7.04
Core Plus Fixed Income Fund	$1,000.00	$1,021.44	0.70%	$3.53
Credit Focus Yield Fund	$1,000.00	$1,020.19	0.95%	$4.78

	Class C
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,015.21	1.95%	$9.80
Global Equity Fund	$1,000.00	$1,014.96	2.00%	$10.05
Emerging Markets Fund	$1,000.00	$1,014.36	2.12%	$10.65
International Small Cap Fund	$1,000.00	$1,014.21	2.15%	$10.80

	Class E
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,018.95	1.20%	$6.04
Global Equity Fund	$1,000.00	$1,018.70	1.25%	$6.29
Core Plus Fixed Income Fund	$1,000.00	$1,021.44	0.70%	$3.53

	Class I
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,019.95	1.00%	$5.04
Global Equity Fund	$1,000.00	$1,019.95	1.00%	$5.04
Emerging Markets Fund	$1,000.00	$1,019.35	1.12%	$5.64
International Small Cap Fund	$1,000.00	$1,019.20	1.15%	$5.79
Core Plus Fixed Income Fund	$1,000.00	$1,022.44	0.50%	$2.52
Credit Focus Yield Fund	$1,000.00	$1,021.44	0.70%	$3.53

*	Expenses are equal to the Funds’ expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited)

Shares		Value
COMMON STOCKS – 95.09%

Brazil – 4.38%
436,454	Banco do Brasil SA	$4,364,540
667,800	Banco Santander
	Brasil SA – ADR	3,719,646
1,223,030	Centrais Electricas
	Brasileiras SA – ADR	3,473,405
142,210	Embraer SA – ADR	5,047,033
162,634	Tim Participacoes
	SA – ADR	4,221,979
		20,826,603
China – 1.05%
542,000	China Mobile Ltd	4,976,336

France – 14.58%
256,961	Carrefour SA	9,940,422
84,886	Compagnie
	De Saint – Gobain	5,124,952
656,857	GDF Suez	17,968,417
823,887	Orange SA	12,170,319
67,600	Renault SA	6,566,287
87,235	Sanofi	9,116,032
129,064	Total SA(b)	8,495,630
		69,382,059
Germany – 0.94%
276,000	Deutsche Telekom AG	4,478,283

Hong Kong – 0.99%
4,736,000	First Pacific Co. Ltd.	4,720,512

Ireland – 2.46%
417,838	CRH Plc	11,699,535

Italy – 7.70%
436,215	ENI SpA	10,938,756
3,400,512	Intesa Sanpaolo SpA
	Savings Shares	9,664,449
422,400	Italcementi SpA
	Savings Shares	3,320,583
4,166,774	Telecom Italia SpA	4,924,924
8,304,250	Telecom Italia SpA
	Savings Shares	7,792,784
		36,641,496
Japan – 24.62%
279,500	Astellas Pharma, Inc.	3,318,384
356,500	Canon, Inc.	11,064,273
359,400	Dai Nippon
	Printing Co. Ltd.	3,436,943
646,202	Daiichi Sankyo
	Co. Ltd.	10,888,800
204,000	Honda Motor Co. Ltd.	7,178,078
500,300	Mitsubishi Tanabe
	Pharma Corp.	7,000,727
1,064,300	Mitsubishi UFJ
	Financial Group, Inc.	5,860,872
323,899	MS&AD Insurance
	Group Holdings	7,414,442
194,400	Nippon Telegraph &
	Telephone Corp.	10,564,013
1,376,200	Nissan Motor Co. Ltd.	12,266,520
396,000	NKSJ Holdings, Inc.	10,167,070
1,334,000	Sumitomo Mitsui
	Trust Holdings, Inc.	6,035,749
94,900	Taisho Pharmaceutical
	Co. Ltd.	7,643,132
104,800	Takeda Pharmaceutical
	Co. Ltd.	4,960,413
165,800	Tokio Marine
	Holdings, Inc.	4,972,407
77,500	Toyota Motor Corp.	4,370,523
		117,142,346
Mexico – 2.33%
329,498	America Movil
	SAB de CV – ADR	6,550,420
359,928	Cemex SAB de
	CV – ADR(a)	4,545,891
		11,096,311
Netherlands – 4.94%
534,041	Aegon NV	4,919,139
451,433	Royal Ahold NV	9,066,496
231,604	Unilever NV	9,526,989
		23,512,624
Portugal – 0.71%
793,200	Portugal
	Telecom SGPS SA	3,376,144

Russia – 1.69%
143,403	Lukoil Co. – ADR	8,019,813

Singapore – 1.19%
610,800	Flextronics
	International Ltd.(a)	5,643,792

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

Shares		Value
South Korea – 3.27%
26,790	Hyundai Mobis
	Co. Ltd.	$7,948,560
27,305	POSCO	7,623,288
		15,571,848
Spain – 1.00%
300,677	Telefonica SA	4,764,776

Sweden – 1.63%
582,600	LM Ericsson
	Telefon AB Class B	7,770,335

Switzerland – 2.60%
64,220	Swiss Re AG	5,960,526
310,037	UBS AG	6,415,706
		12,376,232
United Kingdom – 19.01%
146,255	AstraZeneca Plc	9,481,213
1,881,936	Barclays Plc	7,323,474
1,795,974	BP Plc	14,430,654
337,220	GlaxoSmithKline Plc	8,992,023
692,715	HSBC Holdings Plc	7,013,983
195,320	Imperial Tobacco
	Group Plc	7,898,223
1,183,500	J. Sainsbury Plc	6,241,056
955,919	Marks & Spencer
	Group Plc	7,196,030
1,874,060	Tesco Plc	9,243,028
3,541,211	WM. Morrison
	Supermarkets Plc	12,591,546
		90,411,230
TOTAL COMMON STOCKS
(Cost $424,305,355)		$452,410,275

PREFERRED STOCKS – 2.85%

Brazil – 2.85%
668,370	Petroleo Brasileiro
	SA – ADR	$9,270,292
201,463	Telefonica Brasil
	SA – ADR	4,279,074
TOTAL PREFERRED STOCKS
(Cost $18,155,369)		$13,549,366

	Principal
	Amount	Value
Time Deposit – 5.83%
State Street Euro Dollar Time Deposit, 0.010%, due 04/01/14	$27,738,504	$27,738,504
TOTAL TIME DEPOSIT (Cost $27,738,504)		$27,738,504
Total Investments (Cost $470,199,228) – 103.77%		$493,698,145
Liabilities in Excess of Other Assets – (3.77%)		(17,953,128)
TOTAL NET ASSETS – 100.00%		$475,745,017

Percentages are stated as a percent of net assets.

ADR American Depository Receipt
(a)	Non-income producing security.
(b)	All or a portion of the security is out on loan. See Note 2H in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2014 (Unaudited)

COMMON STOCKS
Aerospace & Defense	1.06%
Auto Components	1.67%
Automobiles	6.39%
Banks	9.25%
Building Products	1.08%
Capital Markets	1.35%
Commercial Services & Supplies	0.72%
Communications Equipment	1.63%
Construction Materials	4.11%
Diversified Financial Services	0.99%
Diversified Telecommunication Services	10.10%
Electric Utilities	0.73%
Electronic Equipment, Instruments & Components	1.19%
Food & Staples Retailing	9.90%
Food Products	2.00%
Insurance	7.03%
Metals & Mining	1.60%
Multiline Retail	1.51%
Multi-Utilities	3.78%
Oil, Gas & Consumable Fuels	8.80%
Pharmaceuticals	12.91%
Technology Hardware, Storage & Peripherals	2.33%
Tobacco	1.65%
Wireless Telecommunication Services	3.31%
TOTAL COMMON STOCKS	95.09%

PREFERRED STOCKS
Diversified Telecommunication Services	0.90%
Oil, Gas & Consumable Fuels	1.95%
TOTAL PREFERRED STOCKS	2.85%

TIME DEPOSIT	5.83%

TOTAL INVESTMENTS	103.77%
Liabilities in Excess of Other Assets	(3.77%)

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited)

Shares		Value
COMMON STOCKS – 91.39%

Auto Components – 2.17%
3,390	Hyundai Mobis
	Co. Ltd.	$1,005,809

Automobiles – 4.61%
19,600	Honda Motor Co. Ltd.	689,658
103,400	Nissan Motor Co. Ltd.	921,638
9,300	Toyota Motor Corp.	524,463
		2,135,759
Banks – 9.86%
92,385	Banco Santander
	Brasil SA – ADR	514,584
25,732	Bank of America Corp.	442,590
20,986	Citigroup, Inc.	998,934
44,520	HSBC Holdings Plc	450,781
80,400	Mitsubishi UFJ
	Financial Group, Inc.	442,746
5,530	PNC Financial Services
	Group, Inc.	481,110
160,480	Turkiye Garanti
	Bankasi AS	548,533
13,869	Wells Fargo & Co.	689,844
		4,569,122
Beverages – 1.76%
9,790	Pepsico, Inc.	817,465

Building Products – 1.01%
21,000	Masco Corp.	466,410

Capital Markets – 2.88%
19,600	Bank Of New York
	Mellon Corp.	691,684
9,248	State Street Corp.	643,199
		1,334,883
Communications Equipment – 1.50%
52,300	LM Ericsson Telefon
	AB Class B	697,543

Construction Materials – 2.23%
36,932	CRH Plc	1,034,102

Diversified Telecommunication
Services – 5.86%
25,300	Deutsche Telekom AG	410,509
13,700	Nippon Telegraph
	& Telephone Corp.	744,480
30,263	Orange SA	447,040
875,400	Telecom Italia SpA
	Savings Shares	821,483
18,452	Telefonica SA	292,406
		2,715,918
Electric Utilities – 1.13%
15,620	Exelon Corp.	524,207

Electronic Equipment, Instruments
& Components – 3.05%
45,840	Corning, Inc.	954,389
7,600	TE Connectivity Ltd.	457,596
		1,411,985
Food & Staples Retailing – 5.94%
11,192	Carrefour SA	432,958
80,000	J. Sainsbury Plc	421,871
33,785	Royal Ahold NV	678,524
83,580	Tesco Plc	412,224
227,200	WM. Morrison
	Supermarkets Plc	807,859
		2,753,436
Food Products – 2.00%
22,500	Unilever NV	925,534

Hotels, Restaurants & Leisure – 1.25%
450,200	Genting
	Malaysia Berhad	579,257

Insurance – 5.37%
51,739	Aegon NV	476,576
19,800	MS&AD Insurance
	Group Holdings	453,246
17,700	NKSJ Holdings, Inc.	454,437
7,100	Swiss Re AG	658,981
14,900	Tokio Marine
	Holdings, Inc.	446,857
		2,490,097
Media – 1.61%
49,040	British Sky
	Broadcasting Group Plc	746,437

Multiline Retail – 0.90%
55,200	Marks & Spencer
	Group Plc	415,538

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

Shares		Value

Multi-Utilities – 2.93%
49,684	GDF Suez	$1,359,113

Oil, Gas & Consumable Fuels – 9.26%
139,425	BP Plc	1,120,280
30,170	Chesapeake
	Energy Corp.	772,955
36,500	ENI SpA	915,293
10,500	Lukoil Co. – ADR	587,213
13,578	Total SA	893,771
		4,289,512
Pharmaceuticals – 11.13%
36,500	Astellas Pharma, Inc.	433,349
6,500	AstraZeneca Plc	421,373
39,000	Daiichi Sankyo Co. Ltd.	657,168
12,600	Eli Lilly & Co.	741,636
24,000	GlaxoSmithKline Plc	639,964
13,599	Merck & Co., Inc.	772,015
25,054	Pfizer, Inc.	804,734
6,600	Sanofi	689,698
		5,159,937
Semiconductors & Semiconductor
Equipment – 3.04%
26,164	Intel Corp.	675,293
580	Samsung Electronics
	Co. Ltd.	733,220
		1,408,513
Software – 2.69%
30,400	Microsoft Corp.	1,246,096

Technology Hardware, Storage
& Peripherals – 3.28%
15,900	Canon, Inc.	493,470
11,210	Western Digital Corp.	1,029,302
		1,522,772
Tobacco – 2.16%
24,790	Imperial Tobacco
	Group Plc	1,002,442

Wireless Telecommunication Services – 3.77%
29,500	America Movil
	SAB de CV – ADR	586,460
73,500	China Mobile Ltd	674,835
18,700	Tim Participacoes
	SA – ADR	485,452
		1,746,747
TOTAL COMMON STOCKS
(Cost $33,623,246)		$42,358,634

PREFERRED STOCKS – 2.12%

Oil, Gas & Consumable Fuels – 2.12%
70,870	Petroleo Brasileiro
	SA – ADR	$982,967
TOTAL PREFERRED STOCKS
(Cost $950,300)		$982,967

	Principal
	Amount	Value
REPURCHASE AGREEMENTS – 5.32%
State Street Bank and Trust Repurchase Agreement, (Dated 03/31/14),
due 04/01/2014, 0.00% [Collateralized by $2,680,000 Fannie Mae Bond,
2.08%, 11/02/22, (Market Value $2,518,822)] (proceeds $2,467,003)	$2,467,003	$2,467,003
TOTAL REPURCHASE AGREEMENTS (Cost $2,467,003)		$2,467,003
Total Investments (Cost $37,040,549) – 98.83%		$45,808,604
Other Assets in Excess of Liabilities – 1.17%		541,967
TOTAL NET ASSETS – 100.00%		$46,350,571

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — March 31, 2014 (Unaudited)

COMMON STOCKS
Brazil	2.16%
China	1.46%
France	8.25%
Germany	0.89%
Ireland	2.23%
Italy	3.74%
Japan	13.51%
Malaysia	1.25%
Mexico	1.27%
Netherlands	4.49%
Russia	1.27%
South Korea	3.75%
Spain	0.63%
Sweden	1.50%
Switzerland	2.41%
Turkey	1.18%
United Kingdom	13.89%
United States	27.51%
TOTAL COMMON STOCKS	91.39%

PREFERRED STOCKS
Brazil	2.12%
TOTAL PREFERRED STOCKS	2.12%

REPURCHASE AGREEMENTS	5.32%

TOTAL INVESTMENTS	98.83%
Other Assets in Excess of Liabilities	1.17%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited)

Shares		Value
COMMON STOCKS – 83.21%

Austria – 1.93%
415,698	Erste Group
	Bank AG	$14,220,899

Brazil – 12.10%
542,330	Banco Bradesco SA	7,973,613
1,213,550	Banco do Brasil SA	12,135,500
2,761,926	Banco Santander
	Brasil SA – ADR	15,383,927
2,441,785	Centrais Electricas
	Brasileiras SA – ADR	6,934,669
58,940	Companhia Paranaense
	de Energia	564,463
560,954	Embraer SA – ADR	19,908,257
7,992,242	Marfrig Global
	Foods SA(a)	15,568,845
407,088	Tim Participacoes
	SA – ADR	10,568,004
		89,037,278
China – 9.64%
87,002,000	Bosideng International
	Holdings Ltd.	13,156,835
3,433,934	Chaoda Modern
	Agriculture Holdings
	Ltd.(a)(c)	274,715
2,412,000	China Mobile Ltd.	22,145,614
159,770	China Yuchai
	International Ltd.	3,383,929
5,150,000	Dongfeng Motor
	Group Co. Ltd.	7,304,895
8,331,877	Weiqiao Textile Co.	4,606,607
2,202,750	Xinhua Winshare
	Publishing and Media
	Co. Ltd.	1,256,878
19,759,500	Yingde Gases
	Group Co. Ltd.	18,850,477
		70,979,950
Cyprus – 0.62%
562,390	TCS Group
	Holding – GDR(a)	4,555,359

Czech Republic – 1.51%
739,600	Telefonica Czech
	Republic AS	11,097,916

Egypt – 1.11%
335,895	Eastern Tobacco Co.	8,195,559

Hong Kong – 4.86%
208,228	Dickson Concepts
	International Ltd.	120,537
19,123,899	First Pacific Co. Ltd.	19,061,358
3,306,000	Luk Fook Holdings
	International Ltd.	10,449,294
1,895,500	Yue Yuen Industrial
	Holdings Ltd.	6,176,674
		35,807,863
Hungary – 1.69%
315,903	Chemical Works of
	Gedeon Richter Plc	5,510,432
5,080,304	Magyar Telekom
	Telecommunications
	Plc	6,896,233
		12,406,665
India – 8.23%
331,260	Axis Bank Ltd.	8,126,549
442,822	Exide Industries Ltd.	899,656
3,100,200	Indian Oil Corp. Ltd.	14,652,854
2,204,918	Reliance
	Infrastructure Ltd.	16,051,359
2,122,440	Tata Chemicals Ltd.	10,223,560
3,425,532	United Phosphorus
	Ltd.	10,607,009
		60,560,987
Indonesia – 1.54%
29,207,740	PT XL Axiata Tbk	11,353,551

Luxembourg – 1.69%
871,111	Adecoagro SA(a)	7,108,266
179,756	Ternium SA – ADR	5,317,182
		12,425,448
Malaysia – 0.80%
4,583,100	Genting Malaysia
	Berhad	5,896,921

Mexico – 3.67%
647,230	America Movil
	SAB de CV – ADR	12,866,932
957,139	Cemex SAB de
	CV – ADR(a)	12,088,666

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

Shares		Value
4,615,026	Desarrolladora Homex
	S.A.B. de C.V.(a)(c)	$1,083,908
13,687,865	Urbi Desarrollos
	Urbanos SA
	de CV(a)(c)	886,599
1,419,243	Viver Incorporadora e
	Construtora SA(a)	112,589
		27,038,694
Pakistan – 0.88%
5,436,360	Nishat Mills Ltd.	6,445,654

Panama – 1.13%
314,457	Banco Latinoamericano
	de Comercio
	Exterior SA	8,304,809

Russia – 7.66%
2,525,478	Gazprom OAO –
	ADR(a)	19,622,964
324,520	Lukoil Co. – ADR	18,148,781
4,684,860	RusHydro OJSC –
	ADR(a)	7,172,521
1,171,570	Sberbank of Russia –
	ADR(a)	11,446,239
		56,390,505
Singapore – 0.91%
373,918	Flextronics
	International Ltd.(a)	3,455,002
490,410	Haw Par Corp. Ltd.	3,255,365
		6,710,367
South Korea – 15.95%
286,640	Hana Financial
	Group, Inc.	10,507,589
47,350	Hyundai Mobis
	Co. Ltd.	14,048,685
280,930	KB Financial
	Group, Inc.	9,857,010
25,337	KB Financial Group,
	Inc. – ADR(a)	890,596
252,950	KIA Motors Corp.	14,135,352
5,220	Lotte Chilsung
	Beverage Co. Ltd.	7,316,680
3,510	Lotte Confectionery
	Co. Ltd.	6,011,302
18,868	POSCO – ADR	1,309,628
71,710	POSCO	20,020,729
17,745	Samsung Electronics
	Co. Ltd.	22,432,754
232,070	Shinhan Financial
	Group Co. Ltd.	10,268,223
14,558	Shinhan Financial
	Group Co. Ltd. –
	ADR(a)	639,824
		117,438,372
Taiwan – 1.02%
10,556,000	Compal
	Electronics, Inc.	7,489,773

Turkey – 6.27%
2,769,820	Aygaz AS	10,901,868
1,930,330	Haci Omer Sabanci
	Holding AS	7,492,115
3,193,634	Selcuk Ecza Deposu
	Ticaret ve Sanayi A.S.	3,030,136
3,564,230	Turkiye Garanti
	Bankasi AS	12,182,807
6,654,700	Turkiye Vakiflar
	Bankasi Tao	12,563,431
		46,170,357
TOTAL COMMON STOCKS
(Cost $625,845,872)		$612,526,927

PARTICIPATORY NOTES – 1.12%

Saudi Arabia – 1.12%
332,486	Etihad Etisalat
	Co.(a)(b)(c)	$8,227,401
TOTAL PARTICIPATORY
NOTES
(Cost $5,277,604)		$8,227,401

PREFERRED STOCKS – 9.49%

Argentina – 0.04%
16,356	Nortel Inversora
	SA – ADR	$290,483

Brazil – 6.45%
553,570	Companhia Paranaense
	de Energia	7,257,303
1,825,269	Petroleo Brasileiro
	SA – ADR	25,316,481
704,181	Telefonica Brasil
	SA – ADR	14,956,804
		47,530,588
The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

Shares		Value
Russia – 1.38%
1,399,140	Surgutneftegas
	OJSC – ADR(a)	$10,143,765

South Korea – 1.62%
93,060	Hyundai Motor Co.	11,902,985
TOTAL PREFERRED STOCKS
(Cost $68,797,903)		$69,867,821

REAL ESTATE INVESTMENT
TRUSTS – 2.20%

Mexico – 2.20%
538,162	Fibra Uno
	Administracion
	SA de CV	$1,741,179
7,666,190	Macquarie Mexico
	Real Estate
	Management SA de CV	14,456,865
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $14,406,823)		$16,198,044

	Principal
	Amount	Value
CONVERTIBLE BONDS – 0.13%

Brazil – 0.13%
Viver Incorporadora e Construtora SA 2.000%, 08/06/2016(c)(d)	$3,299,971	$988,973
TOTAL CONVERTIBLE BONDS
(Cost $1,488,955)		$988,973

REPURCHASE AGREEMENTS – 3.63%
State Street Bank and Trust Repurchase Agreement,
(Dated 03/31/14), due 04/01/14, 0.00% [Collateralized
by $28,830,000 Freddie Mac Bond, 2.06%, 10/17/22,
(Market Value $27,261,200)] (proceeds $26,724,334)	$26,724,334	$26,724,334
TOTAL REPURCHASE AGREEMENTS
(Cost $26,724,334)		$26,724,334

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

Shares		Value
SHORT TERM INVESTMENTS – 0.00%

Money Market Funds – 0.00%
2	Northern Institutional Treasury Portfolio, 0.010%	$2
TOTAL MONEY MARKET FUNDS (Cost $2)		$2
Total Investments (Cost $742,541,493) – 99.78%		$734,533,502
Other Assets in Excess of Liabilities – 0.22%		1,597,127
TOTAL NET ASSETS – 100.00%		$736,130,629

Percentages are stated as a percent of net assets.

ADR American Depository Receipt
GDR Global Depository Receipt
(a)	Non-income producing security.
(b)	Represents the underlying security of a participatory note with HSBC Bank Plc. Etihad Etisalat Co. has a maturity date of March 30, 2015. See Note 2.D of the Notes to Financial Statements.
(c)
The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $11,461,596 or 1.56% of the Fund’s net assets and are classified as Level 2 securities. See Note 2 in the Notes to Financial Statements.

(d)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $988,973 which represents 0.13% of total net assets.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2014 (Unaudited)

COMMON STOCKS
Aerospace & Defense	2.70%
Auto Components	2.03%
Automobiles	2.91%
Banks	18.89%
Beverages	0.99%
Chemicals	5.39%
Construction Materials	1.64%
Distributors	0.17%
Diversified Financial Services	3.61%
Diversified Telecommunication Services	3.99%
Electric Utilities	4.17%
Electronic Equipment, Instruments & Components	0.47%
Food Products	3.93%
Gas Utilities	1.48%
Health Care Providers & Services	0.41%
Hotels, Restaurants & Leisure	0.80%
Household Durables	0.28%
Machinery	0.46%
Metals & Mining	3.62%
Oil, Gas & Consumable Fuels	7.12%
Pharmaceuticals	1.19%
Semiconductors & Semiconductor Equipment	3.05%
Specialty Retail	1.44%
Technology Hardware, Storage & Peripherals	1.02%
Textiles, Apparel & Luxury Goods	4.13%
Tobacco	1.12%
Wireless Telecommunication Services	6.20%
TOTAL COMMON STOCKS	83.21%

PARTICIPATORY NOTES
Wireless Telecommunication Services	1.12%
TOTAL PARTICIPATORY NOTES	1.12%

PREFERRED STOCKS
Automobiles	1.62%
Diversified Telecommunication Services	2.07%
Electric Utilities	0.98%
Oil, Gas & Consumable Fuels	4.82%
TOTAL PREFERRED STOCKS	9.49%

REAL ESTATE INVESTMENT TRUSTS	2.20%

CONVERTIBLE BONDS
Household Durables	0.13%
TOTAL CONVERTIBLE BONDS	0.13%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2014 (Unaudited) (continued)

REPURCHASE AGREEMENTS	3.63%

TOTAL INVESTMENTS	99.78%
Other Assets in Excess of Liabilities	0.22%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited)

Shares		Value
COMMON STOCKS – 75.95%

Belgium – 2.82%
207,470	D’Ieteren SA	$9,737,947

Brazil – 2.05%
365,380	Companhia Paranaense
	de Energia	3,499,210
1,765,200	Marfrig Global
	Foods SA(a)	3,438,600
1,815,154	Viver Incorporadora e
	Construtora SA(a)	143,997
		7,081,807
Canada – 5.80%
470,400	Celestica, Inc.(a)	5,150,880
345,500	Dorel Industries,
	Inc.(a)	11,560,421
4,984	E-L Financial
	Corp. Ltd.(a)	3,268,566
		19,979,867
China – 1.78%
69,390	China Yuchai
	International Ltd.	1,469,680
8,436,000	Weiqiao Textile Co.	4,664,176
		6,133,856
Denmark – 0.86%
95,750	H. Lundbeck A/S(e)	2,949,667

Egypt – 0.77%
108,645	Eastern Tobacco Co.	2,650,848

France – 2.84%
67,477	Bongrain SA	5,854,631
36,300	Ciments Francais SA	3,935,705
		9,790,336
Greece – 1.40%
450,886	Sarantis SA	4,845,097

Hong Kong – 3.26%
3,143,500	APT Satellite
	Holdings Ltd.	3,712,301
1,262,000	COSCO International
	Holdings Ltd.	506,747
5,154,000	Dickson Concepts
	International Ltd.	2,983,493
4,047,600	First Pacific Co. Ltd.	4,034,363
		11,236,904
Hungary – 1.43%
3,623,390	Magyar Telekom
	Telecommunications
	Plc	4,918,553

India – 4.61%
2,429,739	Exide Industries Ltd.	4,936,362
170,370	Nava Bharat
	Ventures Ltd.	451,102
417,798	NIIT Technologies Ltd.	2,822,509
1,053,630	Reliance
	Infrastructure Ltd.	7,670,214
		15,880,187
Israel – 1.51%
418,500	Syneron
	Medical Ltd.(a)	5,210,325

Italy – 4.55%
2,271,448	Iren Spa	4,100,782
623,380	Italcementi SpA
	Savings Shares	4,900,533
4,366	Italmobiliare SpA	175,209
187,964	Italmobiliare SpA	5,230,273
459,736	Natuzzi SpA – ADR(a)	1,282,663
		15,689,460
Japan – 21.66%
249,300	Alpine Electronics, Inc.	3,261,030
141,400	Chudenko Corp.	2,442,662
1,124,200	Fuji Machine
	Manufacturing Co. Ltd.	9,896,092
187,600	Futaba Corp.	3,234,862
347,100	Hibiya Engineering Ltd.	5,009,507
608,400	Hitachi Koki Co. Ltd.	4,753,962
645,750	Hosiden Corp.	3,172,886
621,400	Noritsu Koki Co. Ltd.	4,371,472
130,700	Okinawa Cellular
	Telephone Co.	3,335,360
178,700	Otsuka Kagu Ltd.	1,581,817
110,800	San-A Co. Ltd.	3,268,471
598,000	Sanki Engineering
	Co. Ltd.	3,781,432
472,000	Tachi-s Co. Ltd.	7,757,168
252,100	Tenma Corporation	3,488,352
75,700	Torii Pharmaceutical
	Co. Ltd.	2,452,517
483,500	TSI Holdings Co. Ltd.	3,195,688

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

Shares		Value
137,900	Tsutsumi Jewelry
	Co. Ltd.	$3,309,253
251,700	Yamaha Corp.	3,237,308
753,000	Yodogawa Steel
	Works Ltd.	3,118,832
		74,668,671
Mexico – 2.97%
21,187,541	Consorcio ARA
	S.A.B. de C.V.(a)	9,461,404
1,671,404	Desarrolladora Homex
	S.A.B. de C.V.(a)(b)	392,554
6,089,400	Urbi Desarrollos
	Urbanos SA de CV(a)(b)	394,427
		10,248,385
Panama – 0.10%
12,937	Banco Latinoamericano
	de Comercio
	Exterior SA	341,666

Philippines – 0.91%
1,942,930	First Philippine
	Holdings Corp.	3,143,812

Singapore – 2.23%
346,300	Flextronics
	International Ltd.(a)	3,199,812
631,100	Haw Par Corp. Ltd.	4,189,272
1,293,000	HTL International
	Holdings Ltd.	287,813
		7,676,897
South Korea – 3.26%
4,640	Lotte Chilsung
	Beverage Co. Ltd.	6,503,716
35,977	Samchully Co. Ltd.	4,732,795
		11,236,511
Sweden – 0.94%
466,530	Husqvarna AB	3,257,392

Switzerland – 1.82%
791,519	Micronas
	Semiconductor
	Holding AG	6,267,622

Turkey – 0.95%
3,439,153	Selcuk Ecza Deposu
	Ticaret ve Sanayi A.S.	3,263,085

United Kingdom – 7.43%
565,483	Chime
	Communications Plc	3,224,167
80,320	Clarkson Plc	3,282,980
4,366,257	Debenhams Plc	5,821,048
435,948	LSL Property
	Services Plc	3,159,702
3,091,960	McBride Plc(a)	5,464,011
2,833,650	Spirent
	Communications Plc	4,669,761
		25,621,669
TOTAL COMMON STOCKS
(Cost $235,290,690)		$261,830,564

PREFERRED STOCKS – 0.50%

Argentina – 0.08%
14,785	Nortel Inversora
	SA – ADR	$262,581

Brazil – 0.42%
111,500	Companhia Paranaense
	de Energia	1,464,390
TOTAL PREFERRED STOCKS
(Cost $1,387,868)		$1,726,971

REAL ESTATE
INVESTMENT TRUSTS – 2.04%

Mexico – 2.04%
3,720,000	Macquarie Mexico
	Real Estate
	Management
	SA de CV	$7,015,158
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $6,649,016)		$7,015,158

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

	Principal
	Amount	Value
CONVERTIBLE BONDS – 0.10%

Brazil – 0.10%
Viver Incorporadora e Construtora SA 2.000%, 08/06/2016(b)(c)	$1,136,056	$340,466
TOTAL CONVERTIBLE BONDS
(Cost $512,591)		$340,466

CORPORATE BONDS – 0.52%

Mexico – 0.52%
Urbi Desarrollos Urbanos SA de CV 8.500%, 04/19/2016(d)	$8,195,000	$911,694
Desarrolladora Homex S.A.B. de C.V. 7.500%, 09/28/2015(d)	8,014,000	881,540
TOTAL CORPORATE BONDS
(Cost $3,334,909)		$1,793,234

REPURCHASE AGREEMENTS – 25.03%
State Street Bank and Trust Repurchase Agreement,
(Dated 03/31/14), due 04/01/14, 0.00% [Collateralized
by $89,585,000 U.S. Treasury, 2.00%, 02/28/21,
(Market Value $88,035,250)] (proceeds $86,288,121)	$86,288,121	$86,288,121
TOTAL REPURCHASE AGREEMENTS (Cost $86,288,121)		$86,288,121
Total Investments (Cost $333,463,195) – 104.14%		$358,994,514
Liabilities in Excess of Other Assets – (4.14)%		(14,291,644)
TOTAL NET ASSETS – 100.00%		$344,702,870

Percentages are stated as a percent of net assets.

ADR American Depository Receipt
(a)	Non-income producing security.
(b)
The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $1,127,447 or 0.33% of the Fund’s net assets and are classified as Level 2 securities.  See Note 2 in the Notes to Financial Statements.

(c)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $340,466 which represents 0.10% of total net assets.

(d)	In Default.
(e)	All or a portion of the security is out on loan. See Note 2H in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2014 (Unaudited)

COMMON STOCKS
Auto Components	3.68%
Banks	0.10%
Beverages	1.89%
Chemicals	1.01%
Communications Equipment	1.35%
Construction & Engineering	3.41%
Construction Materials	4.13%
Distributors	2.82%
Diversified Financial Services	1.17%
Diversified Telecommunication Services	2.51%
Electric Utilities	4.15%
Electrical Equipment	0.94%
Electronic Equipment, Instruments & Components	3.34%
Food & Staples Retailing	0.95%
Food Products	2.70%
Gas Utilities	1.37%
Health Care Equipment & Supplies	1.51%
Health Care Providers & Services	0.95%
Household Durables	8.71%
Household Products	1.59%
Industrial Conglomerates	0.13%
Insurance	0.95%
Leisure Equipment & Products	0.94%
Machinery	4.68%
Marine	0.95%
Media	0.94%
Metals & Mining	0.90%
Multiline Retail	1.69%
Multi-Utilities	1.19%
Personal Products	1.41%
Pharmaceuticals	2.78%
Real Estate Management & Development	0.92%
Semiconductors & Semiconductor Equipment	1.82%
Software	0.82%
Specialty Retail	2.28%
Technology Hardware, Storage & Peripherals	1.27%
Textiles, Apparel & Luxury Goods	2.28%
Tobacco	0.76%
Wireless Telecommunication Services	0.96%
TOTAL COMMON STOCKS	75.95%

PREFERRED STOCKS
Electric Utilities	0.42%
Diversified Telecommunication Services	0.08%
TOTAL PREFERRED STOCKS	0.50%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2014 (Unaudited) (continued)

REAL ESTATE INVESTMENT TRUSTS	2.04%

CONVERTIBLE BONDS
Household Durables	0.10%
TOTAL CONVERTIBLE BONDS	0.10%

CORPORATE BONDS
Household Durables	0.52%
TOTAL CORPORATE BONDS	0.52%

REPURCHASE AGREEMENTS	25.03%

TOTAL INVESTMENTS	104.14%
Liabilities in Excess of Other Assets	(4.14)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited)

	Principal
	Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 4.45%
Fannie Mae Interest Only Strip – 0.23%
5.500%, 01/1/2036	$228,741	$44,218
6.000%, 06/1/2036	232,423	41,341
		85,559
Federal National Mortgage Association – 2.83%
Pool MA0918, 4.000%, 12/1/2041	674,455	701,176
Pool 934124, 5.500%, 07/1/2038	135,755	149,644
Pool 254631, 5.000%, 02/1/2018	190,172	202,246
		1,053,066
Freddie Mac Mortgage – 1.39%
Pool G0-6018, 6.500%, 04/1/2039	100,956	113,027
Pool A9-3505, 4.500%, 08/1/2040	377,884	403,083
		516,110
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS
(Cost $1,600,414)		$1,654,735

OTHER MORTGAGE RELATED SECURITIES – 0.79%

Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR14, 5.822%, 10/25/2036	$1,864	$1,821

Near Prime Mortgage – 0.79%
Bear Stearns Alt-A Trust
Series 2004-11, 0.834%, 11/25/2034	300,724	292,663
TOTAL OTHER MORTGAGE RELATED SECURITIES
(Cost $265,738)		$294,484

US GOVERNMENTS – 48.67%

Sovereign – 48.67%
United States Treasury Bond
4.750%, 02/15/2037	$475,000	$577,273
United States Treasury Note
4.250%, 08/15/2014	405,000	411,344
4.500%, 02/15/2016	3,315,000	3,570,878
3.375%, 11/15/2019	6,990,000	7,537,729
2.000%, 11/15/2021	5,670,000	5,501,669
2.000%, 02/15/2023	530,000	504,039
TOTAL US GOVERNMENTS
(Cost $18,353,474)		$18,102,932

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

	Shares	Value
COMMON STOCKS – 0.04%

Paper & Forest Products – 0.04%
Resolute Forest Products, Inc.(a)	691	$13,882

Semiconductors – 0.00%
MagnaChip Semiconductor Corp.(a)	22	307
TOTAL COMMON STOCKS
(Cost $56,874)		$14,189

PREFERRED STOCKS – 1.24%

Banks & Thrifts – 0.57%
Ally Financial, Inc., 8.500%	7,800	$213,330

Technology Hardware & Equipment – 0.67%
Pitney Bowes International Holdings, Inc., 6.125%(b)	235	248,674
TOTAL PREFERRED STOCKS
(Cost $423,970)		$462,004

	Principal
	Amount	Value
ASSET BACKED SECURITIES – 3.08%

Student Loan – 3.08%
SLM Student Loan Trust
Series 2004-B, 0.663%, 09/15/2033	$300,000	$250,355
Series 2005-A, 0.543%, 12/15/2038	400,000	349,641
Series 2006-A, 0.523%, 06/15/2039	275,000	245,359
Series 2007-A, 0.473%, 12/15/2041	350,000	299,333
TOTAL ASSET BACKED SECURITIES
(Cost $1,096,337)		$1,144,688

CORPORATE BONDS – 37.52%

Advertising – 0.71%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$255,000	$262,969

Automobiles – 0.62%
Chrysler Group LLC
8.250%, 06/15/2021	205,000	231,906

Banks & Thrifts – 8.23%
Ally Financial, Inc.
6.750%, 12/1/2014	520,000	538,850
Citigroup, Inc.
6.125%, 11/21/2017	235,000	269,078
6.875%, 3/5/2038	76,000	97,823
Fifth Third Bancorp
8.250%, 03/1/2038	175,000	246,449

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

	Principal
	Amount	Value
First Horizon National Corp.
5.375%, 12/15/2015	$130,000	$138,308
JP Morgan Chase & Co.
7.900%, Perpetual	770,000	870,100
National City Corp.
4.900%, 01/15/2015	235,000	243,163
Regions Financial Corp.
5.750%, 06/15/2015	435,000	458,769
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	165,000	199,615
		3,062,155
Building Materials – 2.68%
CRH America, Inc.
6.000%, 09/30/2016	160,000	177,835
Masco Corp.
6.125%, 10/3/2016	305,000	334,738
Mohawk Industries, Inc.
6.375%, 01/15/2016	135,000	145,800
Owens Corning
6.500%, 12/1/2016	80,000	88,338
USG Corp.
6.300%, 11/15/2016	230,000	248,975
		995,686
Commercial Services & Supplies – 0.45%
The ADT Corp.
3.500%, 07/15/2022	190,000	167,014

Diversified Financial Services – 1.98%
American International Group, Inc.
6.400%, 12/15/2020	400,000	476,577
Bank of America Corp.
3.750%, 07/12/2016	245,000	259,089
		735,666
Electric Utilities – 9.11%
Ameren Corp.
8.875%, 05/15/2014	300,000	302,874
Arizona Public Service Co.
8.750%, 03/1/2019	340,000	434,878
Commonwealth Edison Co.
5.900%, 03/15/2036	175,000	212,374
EDP Finance BV
4.900%, 10/1/2019(b)	400,000	418,000
DPL, Inc.
7.250%, 10/15/2021	260,000	268,450

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

	Principal
	Amount	Value
FirstEnergy Corp.
7.375%, 11/15/2031	$430,000	$493,922
Israel Electric Corporation Ltd.
7.250%, 01/15/2019(b)	420,000	468,825
Nisource Finance Corp.
5.250%, 09/15/2017	285,000	316,846
Oncor Electric Delivery Co. LLC
6.375%, 01/15/2015	30,000	31,305
7.000%, 09/1/2022	215,000	267,204
PPL Energy Supply LLC
6.500%, 05/1/2018	155,000	174,079
		3,388,757
Energy – 0.59%
Valero Energy Corp.
9.375%, 03/15/2019	170,000	221,221

Energy Equipment & Services – 0.90%
Transocean, Inc.
4.950%, 11/15/2015	315,000	334,428

Equipment – 0.10%
Continental Airlines 2007-1 Class A Pass Through Trust
Series 2007-1, 5.983%, 04/19/2022	34,399	39,042

Food, Beverage & Tobacco – 1.13%
Altria Group, Inc.
9.700%, 11/10/2018	51,000	66,943
Pilgrims Pride Corp.
7.875%, 12/15/2018	130,000	139,750
Tyson Foods, Inc.
6.850%, 04/1/2016	195,000	215,364
		422,057
Forest Products & Paper – 0.70%
Sappi Papier Holding GmbH
7.750%, 07/15/2017(b)	235,000	261,438

Healthcare Providers & Services – 0.44%
Laboratory Corp. of America Holdings
3.750%, 08/23/2022	165,000	163,887

Homebuilders – 2.06%
Centex Corp.
6.500%, 05/1/2016	80,000	88,000
Lennar Corp.
5.600%, 05/31/2015	320,000	333,600

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

	Principal
	Amount	Value
Toll Brothers Finance Corp.
5.150%, 05/15/2015	$270,000	$280,800
Urbi Desarrollos Urbanos SA
9.500%, 01/21/2020(b)(d)	580,000	63,800
		766,200
Insurance – 1.86%
CNA Financial Corp.
7.350%, 11/15/2019	160,000	195,987
5.875%, 08/15/2020	110,000	126,266
ING US, Inc.
5.500%, 07/15/2022	235,000	263,602
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	101,000	107,995
		693,850
Media – 0.54%
McGraw Hill Financial, Inc.
5.900%, 11/15/2017	180,000	199,665

Metals & Mining – 0.39%
ArcelorMittal SA
6.000%, 03/1/2021	135,000	143,944

Oil & Gas – 3.01%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	435,000	482,613
Chesapeake Energy Corp.
6.625%, 08/15/2020	370,000	415,325
El Paso Corp.
7.000%, 06/15/2017	195,000	220,025
		1,117,963
Pharmaceutical – 0.52%
Valeant Pharmaceuticals International
6.750%, 08/15/2018(b)	175,000	192,500

Retail – 0.84%
Marks & Spencer Plc
7.125%, 12/1/2037(b)	285,000	312,714

Telecommunications – 0.66%
Telecom Italia Capital SA
6.999%, 06/4/2018	85,000	96,369
Telefonica Emisiones SAU
5.462%, 02/16/2021	135,000	148,409
		244,778
TOTAL CORPORATE BONDS
(Cost $12,631,882)		$13,957,840

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

	Contracts	Value
WARRANTS – 0.00%

Semiconductors – 0.00%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: 1.97(a)(c)	870	$—
TOTAL WARRANTS
(Cost $8,748)		$—

	Principal
	Amount	Value
TIME DEPOSIT – 3.32%
State Street Euro Dollar Time Deposit, 0.010%, due 04/01/14	$1,234,541	$1,234,541
TOTAL TIME DEPOSIT
(Cost $1,234,541)		$1,234,541
Total Investments (Cost $35,671,978) – 99.11%		$36,865,413
Other Assets in Excess of Liabilities – 0.89%		332,760
TOTAL NET ASSETS – 100.00%		$37,198,173

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $1,965,951 which represents 5.29% of total net assets.

(c)
The price of this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security is deemed illiquid and represents $0.00 or 0.00% of the Fund’s net assets and is classified as Level 2. See Note 2 in the Notes to Schedule of Investments.

(d)	In default.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited)

	Principal
	Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 0.03%

Fannie Mae Interest Only Strip – 0.03%
Fannie Mae Interest Only Strip
6.000%, 06/1/2036	$57,507	$10,229
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS
(Cost $10,046)		$10,229

OTHER MORTGAGE RELATED SECURITIES – 0.09%

Sub-Prime Mortgages – 0.09%
Structured Asset Investment Loan Trust
Series A3, 0.914%, 07/25/2035	$27,410	$26,820
TOTAL OTHER MORTGAGE RELATED SECURITIES
(Cost $25,347)		$26,820

US GOVERNMENTS – 34.48%

Sovereign – 34.48%
United States Treasury Note
4.250%, 08/15/2014	$60,000	$60,940
4.500%, 02/15/2016	4,095,000	4,411,085
3.375%, 11/15/2019	3,640,000	3,925,227
2.000%, 11/15/2021	1,590,000	1,542,796
2.000%, 02/15/2023	900,000	855,914
TOTAL US GOVERNMENTS
(Cost $10,991,689)		$10,795,962

	Shares	Value
COMMON STOCKS – 0.12%

Paper & Forest Products – 0.11%
Resolute Forest Products, Inc.(a)	1,772	$35,600

Semiconductors – 0.01%
MagnaChip Semiconductor Corp.(a)	97	1,352
TOTAL COMMON STOCKS
(Cost $24,407)		$36,952

PREFERRED STOCKS – 2.01%

Banks & Thrifts – 1.03%
Ally Financial, Inc., 8.500%	11,800	$322,730

Technology Hardware & Equipment – 0.98%
Pitney Bowes International Holdings, Inc., 6.125%(b)	290	306,874
TOTAL PREFERRED STOCKS
(Cost $581,415)		$629,604

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

	Principal
	Amount	Value
ASSET BACKED SECURITIES – 0.82%

Student Loan – 0.82%
SLM Student Loan Trust
Series 2007-A, 0.473%, 12/15/2041	$300,000	$256,571
TOTAL ASSET BACKED SECURITIES
(Cost $206,142)		$256,571

CORPORATE BONDS – 58.59%

Advertising – 0.64%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$195,000	$201,094

Automobiles – 0.98%
Chrysler Group LLC
8.250%, 06/15/2021	270,000	305,438

Banks & Thrifts – 14.01%
Ally Financial, Inc.
6.750%, 12/1/2014	350,000	362,688
6.750%, 12/1/2014	325,000	336,375
Citigroup, Inc.
6.125%, 11/21/2017	500,000	572,508
Fifth Third Bancorp
8.250%, 03/1/2038	65,000	91,538
First Horizon National Corp.
5.375%, 12/15/2015	230,000	244,698
JP Morgan Chase & Co.
7.900%, Perpetual	1,140,000	1,288,200
National City Corp.
4.900%, 01/15/2015	245,000	253,510
Regions Financial Corp.
5.750%, 06/15/2015	580,000	611,692
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	275,000	332,692
USB Capital IX
6.189%, Perpetual	350,000	292,250
		4,386,151
Building Materials – 3.18%
CRH America, Inc.
6.000%, 09/30/2016	90,000	100,032
Masco Corp.
6.125%, 10/3/2016	505,000	554,238
Mohawk Industries, Inc.
6.625%, 01/15/2016	75,000	81,000
Owens Corning
6.500%, 12/1/2016	100,000	110,422

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

	Principal
	Amount	Value
USG Corp.
6.300%, 11/15/2016	$140,000	$151,550
		997,242
Commercial Services & Supplies – 0.87%
The ADT Corp.
3.500%, 07/15/2022	310,000	272,496

Computers & Peripherals – 2.22%
Apple, Inc.
2.400%, 05/3/2023	750,000	695,459

Diversified Financial Services – 5.67%
American International Group, Inc.
6.400%, 12/15/2020	485,000	577,849
Bank of America Corp.
3.750%, 07/12/2016	490,000	518,179
Prudential Plc
11.750%, 12/29/2049	635,000	681,126
		1,777,154
Electric Utilities – 9.97%
Ameren Corp.
8.875%, 05/15/2014	120,000	121,150
Arizona Public Service Co.
8.750%, 03/1/2019	435,000	556,388
Commonwealth Edison Co.
Series 104, 5.950%, 08/15/2016	110,000	122,428
DPL, Inc.
7.250%, 10/15/2021	355,000	366,537
FirstEnergy Corp.
7.375%, 11/15/2031	380,000	436,489
Israel Electric Corporation Ltd.
7.250%, 01/15/2019(b)	505,000	563,706
Nisource Finance Corp.
5.250%, 09/15/2017	65,000	72,263
Oncor Electric Delivery Co. LLC
6.375%, 01/15/2015	465,000	485,237
7.000%, 09/1/2022	120,000	149,137
PPL Energy Supply LLC
6.500%, 05/1/2018	220,000	247,080
		3,120,415
Energy – 0.79%
Valero Energy Corp.
9.375%, 03/15/2019	190,000	247,247
The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

	Principal
	Amount	Value
Energy Equipment & Services – 2.39%
Transocean, Inc.
4.950%, 11/15/2015	$705,000	$748,482

Equipment – 0.31%
Continental Airlines 2007-1 Class A Pass Through Trust
Series 2007-1, 5.983%, 10/19/2023	85,997	97,606

Food, Beverage & Tobacco – 1.68%
Altria Group, Inc.
9.700%, 11/10/2018	43,000	56,442
Pilgrims Pride Corp.
7.875%, 12/15/2018	230,000	247,250
Tyson Foods, Inc.
6.850%, 04/1/2016	200,000	220,886
		524,578
Forest Products & Paper – 1.07%
Sappi Papier Holding GmbH
7.750%, 07/15/2017(b)	300,000	333,750

Healthcare Providers & Services – 0.76%
Laboratory Corp. of America Holdings
3.750%, 08/23/2022	240,000	238,381

Homebuilders – 3.02%
Centex Corp.
6.500%, 05/1/2016	155,000	170,500
Lennar Corp.
5.600%, 05/31/2015	505,000	526,463
Toll Brothers Finance Corp.
5.150%, 05/15/2015	160,000	166,400
Urbi Desarrollos Urbanos SA
9.500%, 01/21/2020(b)(d)	745,000	81,950
		945,313
Insurance – 3.03%
CNA Financial Corp.
7.350%, 11/15/2019	125,000	153,115
5.875%, 08/15/2020	235,000	269,751
ING US, Inc.
5.500%, 07/15/2022	355,000	398,208
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	120,000	128,310
		949,384

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

	Principal
	Amount	Value
Media – 0.94%
McGraw Hill Financial, Inc.
5.900%, 11/15/2017	$265,000	$293,951

Metals & Mining – 0.82%
ArcelorMittal SA
6.000%, 03/1/2021	240,000	255,900

Oil & Gas – 4.73%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	510,000	565,822
Chesapeake Energy Corp.
6.625%, 08/15/2020	545,000	611,762
El Paso Corp.
7.000%, 06/15/2017	270,000	304,651
		1,482,235
Pharmaceutical – 0.72%
Valeant Pharmaceuticals International
6.750%, 08/15/2018(b)	205,000	225,500

Telecommunications – 0.79%
Telecom Italia Capital SA
6.999%, 06/4/2018	140,000	158,725
Telefonica Emisiones SAU
5.462%, 02/16/2021	80,000	87,946
		246,671
TOTAL CORPORATE BONDS
(Cost $17,967,137)		$18,344,447

	Contracts	Value
WARRANTS – 0.00%

Semiconductors – 0.00%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: 1.97(a)(c)	3,900	$—
TOTAL WARRANTS
(Cost $0)		$—

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

	Principal
	Amount	Value
REPURCHASE AGREEMENTS – 2.93%
State Street Bank and Trust Repurchase Agreement,
(Dated 03/31/14), due 04/01/2014, 0.00% [Collateralized
by $1,000,000 Fannie Mae Bond, 2.08%, 11/02/22,
(Market Value $939,859)] (proceeds $917,673)	$917,673	$917,673
TOTAL REPURCHASE AGREEMENTS (Cost $917,673)		$917,673
Total Investments (Cost $30,723,856) – 99.07%		$31,018,258
Other Assets in Excess of Liabilities – 0.93%		292,760
TOTAL NET ASSETS – 100.00%		$31,311,018

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $1,511,780 which represents 4.83% of total net assets.

(c)
The price of this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security is deemed illiquid and represents $0.00 or 0.00% of the Fund’s net assets and is classified as Level 2. See Note 2 in the Notes to Financial Statements.

(d)	In default.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — March 31, 2014 (Unaudited)

Brandes
International
Equity Fund
ASSETS
Investment in securities, at value(1)	$493,698,145
Foreign Currency(1)	647,567
Receivables:
Securities sold	3,012,646
Fund shares sold	1,837,536
Dividends and interest	2,912,129
Foreign currency spot trade	—
Tax reclaims	1,001,601
Due from Advisor	—
Prepaid expenses and other assets	63,413
Total Assets	503,173,037
LIABILITIES
Payables:
Securities purchased	—
Fund shares redeemed	26,392,329
Due to Advisor	334,732
12b-1 Fee	5,850
Trustee Fees	10,896
Dividends payable	205,322
Foreign Tax Withholding	272,066
Foreign currency spot trade payable	6,278
Accrued expenses	200,547
Total Liabilities	27,428,020
NET ASSETS	$475,745,017
COMPONENTS OF NET ASSETS
Paid-in capital	$550,618,297
Undistributed net investment income (loss)	(1,604,212)
Accumulated net realized gain (loss) on investments and foreign currency	(96,866,226)
Net unrealized appreciation (depreciation) on:
Investments	23,500,974
Foreign currency	96,184
Total Net Assets	$475,745,017
Net asset value, offering price and redemption proceeds per share
Class A Shares
Net Assets	$4,874,748
Shares outstanding (unlimited shares authorized without par value)	283,180
Offering and redemption price	$17.21
Maximum offering price per share*	$18.26
Class C Shares
Net Assets	$1,849,917
Shares outstanding (unlimited shares authorized without par value)	107,985
Offering and redemption price	$17.13
Class E Shares
Net Assets	$32,564,508
Shares outstanding (unlimited shares authorized without par value)	1,894,287
Offering and redemption price	$17.19
Class I Shares
Net Assets	$436,455,844
Shares outstanding (unlimited shares authorized without par value)	25,314,006
Offering and redemption price	$17.24
(1) Cost of:
Investments in securities	$470,199,228
Foreign currency	645,509

*
Includes a sales load of 5.75% for the International, Global, Emerging Markets, and International Small Cap Funds and 3.75% for the Core Plus Fixed Income and Credit Focus Yield Funds. (see Note 7 of the Notes to Financial Statements)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — March 31, 2014 (Unaudited) (continued)

		Brandes
Brandes	Brandes	International	Brandes	Brandes
Global	Emerging	Small Cap	Core Plus Fixed	Credit Focus
Equity Fund	Markets Fund	Equity Fund	Income Fund	Yield Fund

$45,808,604	$734,533,502	$358,994,514	$36,865,413	$31,018,258
44,048	646,882	9,962,135	—	—

236,036	—	3,357,902	—	649,771
183,786	11,105,452	17,313,079	281,357	—
198,397	1,436,081	733,276	389,225	366,312
—	414,934	—	—	—
10,515	107,657	17,467	—	—
—	—	—	10,108	601
37,287	92,046	52,782	34,554	29,871
46,518,673	748,336,554	390,431,155	37,580,657	32,064,813

51,082	9,213,872	44,956,868	218,180	683,199
12,363	1,974,840	278,901	92,567	1,530
10,127	532,047	168,832	—	—
1,645	111,910	35,873	2,104	2,009
11,461	11,080	11,813	11,417	11,858
2,963	—	15,547	832	—
16,031	189,065	108,819	—	—
433	—	66,029	—	—
61,997	173,111	85,603	57,384	55,199
168,102	12,205,925	45,728,285	382,484	753,795
$46,350,571	$736,130,629	$344,702,870	$37,198,173	$31,311,018

$36,731,802	$732,572,905	$315,498,495	$35,776,388	$30,617,813
(27,237)	(1,459,556)	(3,893,417)	12,132	(2,619)
877,820	13,038,574	7,618,010	216,218	401,422

8,768,290	(8,000,805)	25,538,093	1,193,435	294,402
(104)	(20,489)	(58,311)	—	—
$46,350,571	$736,130,629	$344,702,870	$37,198,173	$31,311,018

$790,593	$188,791,312	$59,893,818	$6,947,749	$4,813,481
30,954	20,530,787	4,338,942	754,267	469,067
$25.54	$9.20	$13.80	$9.21	$10.26
$27.10	$9.76	$14.65	$9.57	$10.66

$533,439	$13,557,056	$5,953,875	N/A	N/A
20,965	1,483,845	433,700	—	—
$25.44	$9.14	$13.73	N/A	N/A

$263,133	N/A	N/A	$1,723,594	N/A
10,399	—	—	185,799	—
$25.30	N/A	N/A	$9.28	N/A

$44,763,406	$533,782,261	$278,855,177	$28,526,830	$26,497,537
1,747,072	57,938,812	20,168,458	3,082,221	2,582,143
$25.62	$9.21	$13.83	$9.26	$10.26

$37,040,549	$742,541,493	$333,463,195	$35,671,978	$30,723,856
43,813	639,696	9,955,360	—	—

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Period Ended March 31, 2014 (Unaudited)

Brandes
International
Equity Fund
INVESTMENT INCOME
Income
Dividend income	$5,938,027
Less: foreign taxes withheld & issuance fees	(745,597)
Interest income	30
Less: Foreign taxes withheld	—
Income from securities lending	118,801
Total Income	5,311,261
Expenses
Advisory fees (Note 3)	1,848,011
Custody fees	33,755
Administration fees (Note 3)	63,723
Insurance expense	16,695
Legal fees	8,445
Printing fees	22,864
Miscellaneous	38,010
Registration expense	37,272
Trustee fees	19,444
Transfer agent fees	73,269
12b-1 Fees – Class A	3,485
12b-1 Fees – Class C	3,520
Shareholder Service Fees – Class C	1,173
Shareholder Service Fees – Class E	34,882
Shareholder Service Fees – Class I	107,593
Accounting fees	35,527
Auditing fees	14,875
Total expenses	2,362,543
Less reimbursement / waiver	(7,464)
Total expenses net of reimbursement / waiver	2,355,079
Net investment income	2,956,182
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	22,851,211
Foreign currency transactions	106,591
Net realized gain (loss)	22,957,802
Net change in unrealized appreciation (depreciation) on:
Investments	9,876,099
Foreign currency transactions	(8,307)
Net unrealized appreciation	9,867,792
Net realized and unrealized gain on
investments and foreign currency transactions	32,825,594
Net Increase in net assets resulting from operations	$35,781,776

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Period Ended March 31, 2014 (Unaudited) (continued)

		Brandes
Brandes	Brandes	International	Brandes	Brandes
Global	Emerging	Small Cap	Core Plus Fixed	Credit Focus
Equity Fund	Markets Fund	Equity Fund	Income Fund	Yield Fund

$549,211	$4,715,437	$1,569,149	$13,494	$18,059
(50,892)	(565,831)	(187,207)	—	—
—	7,422	2,024	610,128	405,584
—	(2,128)	(733)	—	—
7,079	—	23	—	—
505,398	4,154,900	1,383,256	623,622	423,643

172,369	2,629,448	758,220	57,837	75,151
2,975	74,914	19,399	2,536	2,184
5,933	63,000	17,474	4,868	4,257
1,351	11,702	2,689	1,250	823
8,445	8,445	8,445	8,445	8,356
3,675	27,684	7,446	3,246	2,518
4,959	35,828	9,916	3,636	2,904
29,588	46,366	32,009	26,656	15,536
19,072	19,349	18,971	19,074	18,882
33,626	95,027	42,536	25,677	17,428
535	195,011	57,261	3,410	5,464
1,151	35,306	11,605	N/A	N/A
384	11,768	3,868	N/A	N/A
—	N/A	N/A	1,810	N/A
10,526	97,036	27,680	7,218	—
33,132	30,877	31,941	28,847	22,952
14,924	14,678	15,195	17,380	17,489
342,645	3,396,439	1,064,655	211,890	193,944
(124,796)	(54,374)	(74,076)	(125,090)	(83,269)
217,849	3,342,065	990,579	86,800	110,675
287,549	812,835	392,677	536,822	312,968

922,724	14,018,577	10,030,316	217,265	(11,264)
(532)	(274,221)	(35,997)	—	—
922,192	13,744,356	9,994,319	217,265	(11,264)

2,722,660	2,539,146	8,988,934	42,798	372,578
(94)	(24,337)	(60,345)	—	—
2,722,566	2,514,809	8,928,589	42,798	372,578

3,644,758	16,259,165	18,922,908	260,063	361,314
$3,932,307	$17,072,000	$19,315,585	$796,885	$674,282

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes International		Brandes Global		Brandes Emerging
	Equity Fund		Equity Fund		Markets Fund
	Six Months		Six Months		Six Months
	Ended	Year ended	Ended	Year ended	Ended	Year ended
	March 31,	September 30,	March 31,	September 30,	March 31,	September 30,
	2014	2013	2014	2013	2014	2013
	(Unaudited)		(Unaudited)		(Unaudited)
INCREASE
(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment
income	$2,956,182	$9,496,676	$287,549	$665,492	$812,835	$3,631,292
Net realized
gain (loss) on:
Investments	22,851,211	(1,599,281)	922,724	1,291,119	14,018,577	11,768,377
Foreign currency
transactions	106,591	(139,146)	(532)	(4,139)	(274,221)	(197,501)
Net change in unrealized
appreciation
(depreciation) on:
Investments	9,876,099	83,500,849	2,722,660	6,188,336	2,539,146	6,780,613
Foreign currency
transactions	(8,307)	58,622	(94)	646	(24,337)	14,091
Net increase
in net assets
resulting from
operations	35,781,776	91,317,720	3,932,307	8,141,454	17,072,000	21,996,872
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income
Class A	(26,233)	(7,058)	(3,668)	(4,965)	(698,567)	(2,110,259)
Class C	(6,777)	(3,900)	(1,360)	(1,612)	(30,504)	(25,399)
Class E	(178,009)	(678,654)	(1,766)	(9,392)	N/A	N/A
Class I	(2,920,047)	(21,820,503)	(284,166)	(1,466,752)	(2,134,815)	(4,840,178)
From net realized gains
Class A	—	—	(10,640)	(1,515)	(3,436,586)	(1,665,022)
Class C	—	—	(7,095)	—	(192,219)	—
Class E	—	—	(7,646)	(3,242)	N/A	N/A
Class I	—	—	(1,246,167)	(489,837)	(8,404,316)	(3,312,472)
Decrease in net
assets from
distributions	(3,131,066)	(22,510,115)	(1,562,508)	(1,977,315)	(14,897,007)	(11,953,330)
CAPITAL SHARE
TRANSACTIONS
Proceeds from
shares sold	96,496,482	137,245,545	4,144,802	6,499,248	379,602,979	266,629,812
Net asset value of shares
issued on reinvestment
of distributions	2,891,209	20,426,954	1,543,827	1,111,307	13,271,478	11,542,833
Cost of shares
redeemed	(83,463,790)	(158,699,984)	(1,659,235)	(4,240,206)	(83,630,697)	(66,090,176)
Net increase (decrease)
in net assets from
capital share
transactions	15,923,901	(1,027,485)	4,029,394	3,370,349	309,243,760	212,082,469
Total increase
in net assets	48,574,611	67,780,120	6,399,193	9,534,488	311,418,753	222,126,011
NET ASSETS
Beginning of
the Period	427,170,406	359,390,286	39,951,378	30,416,890	424,711,876	202,585,865
End of the Period	$475,745,017	$427,170,406	$46,350,571	$39,951,378	$736,130,629	$424,711,876
Undistributed net
investment
income (loss)	$(1,604,212)	$(1,429,328)	$(27,237)	$(23,826)	$(1,459,556)	$591,494

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Brandes International		Brandes Core Plus		Brandes Credit
	Small Cap Equity Fund		Fixed Income Fund		Focus Yield Fund
	Six Months		Six Months		Six Months
	Ended	Year ended	Ended	Year ended	Ended	Year ended
	March 31,	September 30,	March 31,	September 30,	March 31,	September 30,
	2014	2013	2014	2013	2014	2013
	(Unaudited)		(Unaudited)		(Unaudited)
INCREASE
(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment
income	$392,677	$511,498	$536,822	$1,111,562	$312,968	$574,312
Net realized
gain (loss) on:
Investments	10,030,316	6,719,939	217,265	264,047	(11,264)	14,692
Foreign currency
transactions	(35,997)	(27,045)	—	—	—	—
Net change in unrealized
appreciation
(depreciation) on:
Investments	8,988,934	14,867,448	42,798	(1,214,389)	372,578	(536,907)
Foreign currency
transactions	(60,345)	1,815	—	—	—	—
Net increase
in net assets
resulting from
operations	19,315,585	22,073,655	796,885	161,220	674,282	52,097
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income
Class A	(1,164,935)	(166,193)	(38,075)	(19,362)	(40,465)	(46,034)
Class C	(70,494)	(2,388)	N/A	N/A	N/A	N/A
Class E	N/A	N/A	(21,275)	(191,022)	N/A	N/A
Class I	(2,922,165)	(765,007)	(465,340)	(1,060,910)	(270,148)	(546,949)
From net realized gains
Class A	(2,789,921)	(90,469)	(2,526)	—	(5,066)	(5,802)
Class C	(158,354)	—	N/A	N/A	N/A	N/A
Class E	N/A	N/A	(2,065)	(93,234)	N/A	N/A
Class I	(6,063,124)	(533,046)	(45,217)	(286,860)	(30,148)	(143,186)
Decrease in net
assets from
distributions	(13,168,993)	(1,557,103)	(574,498)	(1,651,388)	(345,827)	(741,971)
CAPITAL SHARE
TRANSACTIONS
Proceeds from
shares sold	224,350,513	58,169,343	10,664,343	21,074,938	1,244,392	10,104,427
Net asset value of shares
issued on reinvestment
of distributions	11,498,559	1,315,774	564,008	1,471,758	345,827	744,456
Cost of shares
redeemed	(11,490,629)	(10,096,132)	(6,534,141)	(20,914,985)	(34,714)	(37,519)
Net increase
in net assets from
capital share
transactions	224,358,443	49,388,985	4,694,210	1,631,711	1,555,505	10,811,364
Total increase
in net assets	230,505,035	69,905,537	4,916,597	141,543	1,883,960	10,121,490
NET ASSETS
Beginning of
the Period	114,197,835	44,292,298	32,281,576	32,140,033	29,427,058	19,305,568
End of the Period	$344,702,870	$114,197,835	$37,198,173	$32,281,576	$31,311,018	$29,427,058
Undistributed net
investment
income (loss)	$(3,893,417)	$(128,500)	$12,132	$(115,691)	$(2,619)	$(4,974)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

				Net
	Net asset			realized and		Dividends	Dividends
	value,	Net		unrealized	Total from	from net	from net
	beginning	investment		gain/(loss) on	investment	investment	realized
	of period	income		investments	operations	income	gains
Brandes International Equity Fund
Class A(8)
3/31/2014 (Unaudited)	$16.03	0.09	(5)	1.19	1.28	(0.10)	—
9/30/13	$13.50	0.34	(5)	3.02	3.36	(0.83)	—
9/30/12	$13.00	0.38	(5)	0.76	1.14	(0.64)	—
1/31/2011(3) – 9/30/2011	$15.74	0.26	(5)	(3.00)	(2.74)	—	—
Class C
3/31/2014 (Unaudited)	$15.98	0.03	(5)	1.18	1.21	(0.06)	—
1/31/2013(3) – 9/30/2013	$14.30	0.15	(5)	1.84	1.99	(0.31)	—
Class E
3/31/2014 (Unaudited)	$16.01	0.09	(5)	1.19	1.28	(0.10)	—
9/30/13	$13.48	0.33	(5)	3.03	3.36	(0.84)	—
9/30/12	$12.97	0.41	(5)	0.74	1.15	(0.64)	—
9/30/11	$14.91	0.37	(5)	(1.96)	(1.59)	(0.35)	—
9/30/10	$15.24	0.33	(5)	(0.40)	(0.07)	(0.26)	—
10/6/2008(3) – 9/30/2009	$16.03	0.32		0.54	0.86	(0.47)	(1.18)
Class I
3/31/2014 (Unaudited)	$16.05	0.11	(5)	1.19	1.30	(0.11)	—
9/30/13	$13.50	0.35	(5)	3.04	3.39	(0.84)	—
9/30/12	$12.99	0.41	(5)	0.76	1.17	(0.66)	—
9/30/11	$14.92	0.40	(5)	(1.98)	(1.58)	(0.35)	—
9/30/10	$15.24	0.32	(5)	(0.38)	(0.06)	(0.26)	—
9/30/09	$17.43	0.26		(0.80)	(0.54)	(0.47)	(1.18)

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The Total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

										Ratio of net
										investment
								Ratio of		income
						Ratio of net		expenses (prior		(prior to
			Net assets,	Ratio of		investment		to reimburse-		reimburse-
Net asset			end of	net expenses		income		ments)		ments) to		Portfolio
value, end	Total		period	to average		to average		to average		average		turnover
of period	return(6)		(millions)	net assets(4)		net assets(4)		net assets		net assets		rate

$17.21	7.99	%(1)	$4.9	1.20	%(2)	1.10	%(2)	1.20	%(2)	1.10	%(2)	24.65	%(1)
$16.03	26.06%		$0.7	1.23%		2.25%		1.31%		2.17%		19.43%
$13.50	8.94%		$—	1.40%		2.86%		1.45%		2.81%		13.47%
$13.00	(17.41	)%(1)	$—	1.30	%(2)	2.54	%(2)	1.30	%(2)	2.54	%(2)	4.99	%(1)

$17.13	7.60	%(1)	$1.8	1.95	%(2)	0.35	%(2)	1.95	%(2)	0.35	%(2)	24.65	%(1)
$15.98	14.17	%(7)	$0.1	1.95	%(2)	1.53	%(2)	1.97	%(2)	1.51	%(2)	19.43%

$17.19	7.97	%(1)	$32.5	1.20	%(2)	1.10	%(2)	1.21	%(2)	1.09	%(2)	24.65	%(1)
$16.01	26.15%		$22.0	1.22%		2.26%		1.23%		2.25%		19.43%
$13.48	9.05%		$6.6	1.18%		3.09%		1.23%		3.04%		13.47%
$12.97	(11.04)%		$4.4	1.32%		2.40%		1.32%		2.40%		4.99%
$14.91	(0.44)%		$0.9	1.19%		2.36%		1.19%		2.36%		29.15%
$15.24	7.78	%(1)	$0.1	1.16	%(2)	2.21	%(2)	1.16	%(2)	2.21	%(2)	19.88	%(1)

$17.24	8.10	%(1)	$436.5	1.00	%(2)	1.30	%(2)	1.01	%(2)	1.29	%(2)	24.65	%(1)
$16.05	26.43%		$404.4	1.03%		2.45%		1.15%		2.33%		19.43%
$13.50	9.09%		$352.7	1.16%		3.11%		1.21%		3.06%		13.47%
$12.99	(10.95)%		$454.7	1.14%		2.58%		1.14%		2.58%		4.99%
$14.92	(0.37)%		$771.7	1.13%		2.19%		1.13%		2.19%		29.15%
$15.24	(0.88)%		$867.0	1.16%		2.27%		1.16%		2.27%		19.86%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

				Net
	Net asset			realized and		Dividends	Dividends
	value,	Net		unrealized	Total from	from net	from net
	beginning	investment		gain/(loss) on	investment	investment	realized
	of period	income		investments	operations	income	gains
Brandes Global Equity Fund
Class A(8)
3/31/2014 (Unaudited)	$24.20	0.14	(5)	2.11	2.25	(0.15)	(0.76)
9/30/13	$20.27	0.38	(5)	4.80	5.18	(0.91)	(0.34)
9/30/12	$19.19	0.43	(5)	2.22	2.65	(0.44)	(1.13)
1/31/2011(3) – 9/30/2011	$22.34	0.29	(5)	(3.44)	(3.15)	—	—
Class C
3/31/2014 (Unaudited)	$24.14	0.04	(5)	2.10	2.14	(0.08)	(0.76)
1/31/2013(3) – 9/30/2013	$21.21	0.15	(5)	3.12	3.27	(0.34)	—
Class E
3/31/2014 (Unaudited)	$24.00	0.14	(5)	2.09	2.23	(0.17)	(0.76)
9/30/13	$20.17	0.37	(5)	4.77	5.14	(0.97)	(0.34)
9/30/12	$19.13	0.44	(5)	2.20	2.64	(0.47)	(1.13)
9/30/11	$21.73	0.51	(5)	(1.59)	(1.08)	(0.44)	(1.08)
9/30/10	$21.25	0.37	(5)	0.50	0.87	(0.39)	—
10/6/2008(3) – 9/30/2009	$20.00	0.40		0.94	1.34	(0.09)	—
Class I
3/31/2014 (Unaudited)	$24.26	0.17	(5)	2.11	2.28	(0.16)	(0.76)
9/30/13	$20.33	0.43	(5)	4.81	5.24	(0.98)	(0.34)
9/30/12	$19.22	0.49	(5)	2.22	2.71	(0.47)	(1.13)
9/30/11	$21.76	0.51	(5)	(1.53)	(1.02)	(0.44)	(1.08)
9/30/10	$21.24	0.42	(5)	0.48	0.90	(0.38)	—
10/6/2008(3) – 9/30/2009	$20.00	0.39		0.94	1.33	(0.09)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The Total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

										Ratio of net
										investment
								Ratio of		income
						Ratio of net		expenses (prior		(prior to
			Net assets,	Ratio of		investment		to reimburse-		reimburse-
Net asset			end of	net expenses		income		ments)		ments) to		Portfolio
value, end	Total		period	to average		to average		to average		average		turnover
of period	return(6)		(millions)	net assets(4)		net assets(4)		net assets		net assets		rate

$25.54	9.43	%(1)	$0.8	1.25	%(2)	1.09	%(2)	1.77	%(2)	0.57	%(2)	13.29	%(1)
$24.20	26.81%		$0.3	1.25%		1.72%		1.97%		1.00%		24.37%
$20.27	14.38%		$0.1	1.25%		2.23%		2.00%		1.47%		18.00%
$19.19	(14.10	)%(1)	$—	1.25	%(2)	2.05	%(2)	1.74	%(2)	1.56	%(2)	23.94	%(1)

$25.44	9.04	%(1)	$0.5	2.00	%(2)	0.35	%(2)	2.52	%(2)	(0.17	)%(2)	13.29	%(1)
$24.14	15.55	%(7)	$0.1	2.00	%(2)	0.97	%(2)	2.71	%(2)	0.26	%(2)	24.37%

$25.30	9.44	%(1)	$0.3	1.25	%(2)	1.09	%(2)	1.53	%(2)	0.81	%(2)	13.29	%(1)
$24.00	26.80%		$0.2	1.25%		1.71%		1.76%		1.20%		24.37%
$20.17	14.35%		$0.2	1.25%		2.23%		1.69%		1.78%		18.00%
$19.13	(5.80)%		$0.2	1.25%		2.05%		1.69%		1.62%		23.94%
$21.73	4.08%		$0.1	1.20%		1.78%		1.41%		1.57%		16.87%
$21.25	6.77	%(1)	$0.1	1.20	%(2)	2.30	%(2)	1.83	%(2)	1.67	%(2)	4.06	%(1)

$25.62	9.56	%(1)	$44.8	1.00	%(2)	1.34	%(2)	1.58	%(2)	0.76	%(2)	13.29	%(1)
$24.26	27.12%		$39.4	1.00%		1.96%		1.75%		1.21%		24.37%
$20.33	14.67%		$30.1	1.00%		2.47%		1.68%		1.79%		18.00%
$19.22	(5.51)%		$36.4	1.00%		2.30%		1.44%		1.86%		23.94%
$21.76	4.28%		$41.0	1.00%		2.00%		1.41%		1.59%		16.87%
$21.24	6.72	%(1)	$37.4	1.00	%(2)	2.45	%(2)	1.80	%(2)	1.66	%(2)	4.06	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

			Net	Net
	Net asset		realized and	increase			Dividends	Dividends
	value,	Net	unrealized	from		Total from	from net	from net
	beginning	investment	gain/(loss) on	payments		investment	investment	realized
	of period	income(5)	investments	by affiliates		operations	income	gains
Brandes Emerging Markets Fund
Class A(9)
3/31/2014 (Unaudited)	$9.23	0.01	0.21	—		0.22	(0.04)	(0.21)
9/30/13	$8.96	0.11	0.59	—		0.70	(0.22)	(0.21)
9/30/12	$7.85	0.17	1.10	—		1.27	(0.08)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.14	(2.29)	—	(8)	(2.15)	—	—
Class C
3/31/2014 (Unaudited)	$9.19	(0.03)	0.22	—		0.19	(0.03)	(0.21)
1/31/2013(3) – 9/30/2013	$9.54	0.02	(0.30)	—		(0.28)	(0.07)	—
Class I
3/31/2014 (Unaudited)	$9.24	0.02	0.21	—		0.23	(0.05)	(0.21)
9/30/13	$8.99	0.13	0.56	—		0.69	(0.23)	(0.21)
9/30/12	$7.86	0.20	1.10	—		1.30	(0.09)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.15	(2.29)	—	(8)	(2.14)	—	—

Brandes International Small Cap Equity Fund
Class A(9)
3/31/2014 (Unaudited)	$13.72	0.02	1.28	—		1.30	(0.33)	(0.89)
9/30/13	$10.56	0.06	3.36	—		3.42	(0.14)	(0.12)
1/31/2012(3) – 9/30/2012	$10.00	0.10	0.46	—		0.56	—	—
Class C
3/31/2014 (Unaudited)	$13.68	(0.03)	1.28	—		1.25	(0.31)	(0.89)
1/31/2013(3) – 9/30/2013	$11.90	(0.02)	1.83	—		1.81	(0.03)	—
Class I
3/31/2014 (Unaudited)	$13.74	0.04	1.28	—		1.32	(0.34)	(0.89)
9/30/13	$10.56	0.09	3.37	—		3.46	(0.16)	(0.12)
1/31/2012(3) – 9/30/2012	$10.00	0.10	0.46	—		0.56	—	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The Total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Amount is less than $0.01 per share.
(9)	Prior to January 31, 2013, Class A shares were known as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

										Ratio of net
										investment
								Ratio of		income
						Ratio of net		expenses (prior		(prior to
			Net assets,	Ratio of		investment		to reimburse-		reimburse-
Net asset			end of	net expenses		income		ments)		ments) to		Portfolio
value, end	Total		period	to average		to average		to average		average		turnover
of period	return(6)		(millions)	net assets(4)		net assets(4)		net assets		net assets		rate

$9.20	2.47	%(1)	$188.8	1.37	%(2)	0.13	%(2)	1.35	%(2)	0.15	%(2)	10.83	%(1)
$9.23	8.09%		$131.7	1.37%		1.16%		1.46%		1.07%		21.74%
$8.96	16.40%		$68.1	1.37%		2.03%		1.60%		1.79%		28.59%
$7.85	(21.50	)%(1)	$38.4	1.37	%(2)	2.12	%(2)	1.64	%(2)	1.85	%(2)	94.70	%(1)

$9.14	2.10	%(1)	$13.5	2.12	%(2)	(0.62	)%(2)	2.10	%(2)	(0.60	)%(2)	10.83	%(1)
$9.19	(2.84	)%(7)	$5.3	2.12	%(2)	0.42	%(2)	2.20	%(2)	0.34	%(2)	21.74%

$9.21	2.56	%(1)	$533.8	1.12	%(2)	0.38	%(2)	1.15	%(2)	0.35	%(2)	10.83	%(1)
$9.24	8.20%		$287.7	1.12%		1.41%		1.26%		1.27%		21.74%
$8.99	16.79%		$134.5	1.12%		2.26%		1.35%		2.03%		28.59%
$7.86	(21.40	)%(1)	$71.9	1.11	%(2)	2.38	%(2)	1.35	%(2)	2.14	%(2)	94.70	%(1)

$13.80	10.15	%(1)	$60.0	1.40	%(2)	0.33	%(2)	1.46	%(2)	0.27	%(2)	14.58	%(1)
$13.72	32.98%		$31.2	1.40%		0.49%		1.68%		0.21%		24.45%
$10.56	5.60	%(1)	$38.4	1.40	%(2)	1.19	%(2)	2.16	%(2)	0.43	%(2)	13.55	%(1)

$13.73	9.78	%(1)	$5.9	2.15	%(2)	(0.41	)%(2)	2.21	%(2)	(0.47	)%(2)	14.58	%(1)
$13.68	15.23	%(7)	$1.5	2.15	%(2)	(0.25	)%(2)	2.40	%(2)	(0.50	)%(2)	24.45%

$13.83	10.33	%(1)	$278.8	1.15	%(2)	0.59	%(2)	1.26	%(2)	0.48	%(2)	14.58	%(1)
$13.74	33.41%		$81.5	1.15%		0.74%		1.48%		0.41%		24.45%
$10.56	5.60	%(1)	$38.4	1.15	%(2)	1.44	%(2)	1.91	%(2)	0.68	%(2)	13.55	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

				Net
	Net asset			realized and		Dividends	Dividends
	value,	Net		unrealized	Total from	from net	from net
	beginning	investment		gain/(loss) on	investment	investment	realized
	of period	income		investments	operations	income	gains
Brandes Core Plus Fixed Income Fund
Class A
3/31/2014 (Unaudited)	$9.16	0.14	(5)	0.06	0.20	(0.14)	(0.01)
1/31/2013(3) – 9/30/2013	$9.43	0.20	(5)	(0.28)	(0.08)	(0.19)	—
Class E
3/31/2014 (Unaudited)	$9.21	0.14	(5)	0.08	0.22	(0.14)	(0.01)
9/30/13	$9.61	0.30	(5)	(0.22)	0.08	(0.36)	(0.12)
9/30/12	$9.36	0.38	(5)	0.50	0.88	(0.44)	(0.19)
9/30/11	$9.66	0.47	(5)	(0.12)	0.35	(0.48)	(0.17)
9/30/10	$8.96	0.54	(5)	0.64	1.18	(0.48)	—
9/30/09	$8.70	0.47		0.25	0.72	(0.46)	—
Class I
3/31/2014 (Unaudited)	$9.19	0.15	(5)	0.08	0.23	(0.15)	(0.01)
9/30/13	$9.60	0.32	(5)	(0.23)	0.09	(0.38)	(0.12)
9/30/12	$9.35	0.40	(5)	0.50	0.90	(0.46)	(0.19)
9/30/11	$9.65	0.49	(5)	(0.12)	0.37	(0.50)	(0.17)
9/30/10	$8.95	0.56	(5)	0.64	1.20	(0.50)	—
9/30/09	$8.69	0.49		0.25	0.74	(0.48)	—

Brandes Credit Focus Yield Fund
Class A(8)
3/31/2014 (Unaudited)	$10.15	0.09	(5)	0.12	0.21	(0.09)	(0.01)
9/30/13	$10.39	0.19	(5)	(0.17)	0.02	(0.20)	(0.06)
3/2/2012(3) – 9/30/2012	$10.10	0.16	(5)	0.29	0.45	(0.16)	—
Class I
3/31/2014 (Unaudited)	$10.15	0.11	(5)	0.12	0.23	(0.11)	(0.01)
9/30/13	$10.39	0.22	(5)	(0.18)	0.04	(0.22)	(0.06)
1/31/2012(3) – 9/30/2012	$10.00	0.23	(5)	0.38	0.61	(0.22)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The Total return calculation does not reflect the sales loads that may be imposed on Class A shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

										Ratio of net
										investment
								Ratio of		income
						Ratio of net		expenses (prior		(prior to
			Net assets,	Ratio of		investment		to reimburse-		reimburse-
Net asset			end of	net expenses		income		ments)		ments) to		Portfolio
value, end	Total		period	to average		to average		to average		average		turnover
of period	return(6)		(millions)	net assets(4)		net assets(4)		net assets		net assets		rate

$9.21	2.20	%(1)	$7.0	0.70	%(2)	3.08	%(2)	1.42	%(2)	2.36	%(2)	16.40	%(1)
$9.16	(0.88	)%(7)	$1.4	0.70	%(2)	3.23%		1.45	%(2)	2.48	%(2)	33.91%

$9.28	2.53	%(1)	$1.7	0.70	%(2)	3.08	%(2)	1.46	%(2)	2.32	%(2)	16.40	%(1)
$9.21	0.79%		$1.2	0.70%		3.22%		1.40%		2.52%		33.91%
$9.61	9.85%		$6.9	0.70%		4.06%		1.45%		3.33%		31.59%
$9.36	3.72%		$3.8	0.70%		4.90%		1.48%		4.13%		91.18%
$9.66	13.47%		$2.7	0.70%		5.80%		1.48%		5.02%		150.89%
$8.96	8.86%		$1.0	0.70%		5.95%		1.84%		4.81%		22.06%

$9.26	2.55	%(1)	$28.5	0.50	%(2)	3.27	%(2)	1.26	%(2)	2.51	%(2)	16.40	%(1)
$9.19	0.89%		$29.7	0.50%		3.43%		1.23%		2.70%		33.91%
$9.60	10.06%		$25.3	0.50%		4.28%		1.23%		3.55%		31.59%
$9.35	3.94%		$23.2	0.50%		5.11%		1.25%		4.36%		91.18%
$9.65	13.73%		$24.8	0.50%		6.00%		1.25%		5.25%		150.89%
$8.95	9.07%		$23.9	0.50%		5.97%		2.20%		4.27%		22.06%

$10.26	2.14	%(1)	$4.8	0.95	%(2)	1.87	%(2)	1.50	%(2)	1.32	%(2)	7.70	%(1)
$10.15	0.13%		$4.2	0.95%		1.84%		1.61%		1.18%		23.05%
$10.39	4.51	%(1)	—	0.95	%(2)	2.69	%(2)	1.05	%(2)	2.06	%(2)	162.73	%(1)

$10.26	2.27	%(1)	$26.5	0.70	%(2)	2.11	%(2)	1.25	%(2)	1.56	%(2)	7.70	%(1)
$10.15	0.40%		$25.2	0.70%		2.09%		1.42%		1.37%		23.05%
$10.39	6.23	%(1)	$19.3	0.70	%(2)	3.39	%(2)	2.35	%(2)	1.74	%(2)	162.73	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)

NOTE 1 − ORGANIZATION

The Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Emerging Markets Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Credit Focus Yield Fund (the “Credit Focus Yield Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company.

The International Fund, Global Fund, Emerging Markets Fund, Credit Focus Yield Fund and International Small Cap Fund began operations on January 2, 1997, October 6, 2008, January 31, 2011, January 31, 2012 and January 31, 2012, respectively. Prior to January 31, 2011 for the Emerging Markets Fund and January 31, 2012 for the International Small Cap and Credit Focus Yield Funds, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Credit Focus Yield Fund, respectively. The Core Plus Fund began operations on December 28, 2007.

The International Fund and Global Fund have four classes of shares: Class A, Class C, Class E and Class I. The Emerging Markets Fund and International Small Cap Fund have three classes of shares: Class A, Class C and Class I. The Core Plus Fund has three classes of shares: Class A, Class E and Class I. The Credit Focus Yield Fund has two classes of shares: Class A and Class I. Prior to January 31, 2013, Class A shares were known as Class S shares for the International, Global, Emerging Markets, International Small Cap and Credit Focus Yield Funds (Class A shares have the same operating expenses as Class S shares). The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $1 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund invests its assets in securities of foreign and domestic companies. The Core Plus Fund and Credit Focus Yield Fund invest predominantly in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.

NOTE 2 − SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

A.
Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B.
Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.
Delayed Delivery Securities. The Funds may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds did not have any open commitments on delayed delivery securities as of March 31, 2014.

D.
Participatory Notes. The International, Global, Emerging Markets and International Small Cap Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying security or securities, subject to the credit risk of the issuing financial institution.

Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuer of the securities underlying such participatory note. The investment advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the investment advisor will complete an analysis of the prospective counterparties and once purchased, will continue to monitor creditworthiness on a quarterly basis. The investment advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.

The Funds record counterparty credit risk valuation adjustments, if material, on the participatory notes in order to appropriately reflect the credit quality of the counterparty. During the six months ended March 31, 2014, the Funds did not make any counterparty credit risk valuation adjustments.

The International, Global and International Small Cap Funds did not invest in any participatory notes at March 31, 2014. The Emerging Markets Fund invested in a participatory note with HSBC Bank Plc in which HSBC Bank Plc is an investment vehicle used to purchase an underlying security: Etihad Etisalat Co.  The average monthly market value of this security was $7,614,003 during the six months ended March

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

31, 2014. As a result of the investment in the participation note, the Emerging Markets Fund recognized a net unrealized gain of $2,949,797 and no realized gain (loss). The market value of the security on March 31, 2014 was $8,227,401 and can be found in the Emerging Market Fund’s Schedule of Investments.

E.
Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.

F.
Concentration of Risk. As of March 31, 2014, the International, Global, Emerging Markets and International Small Cap Funds held a significant portion of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Emerging Markets and International Small Cap Funds’ net assets. The investment advisor monitors these off-balance sheet risks.

G.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.

H.
Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities.  As of March 31, 2014, the Global Equity Fund, Emerging Markets Fund, Core Plus Fund and Credit Focus Yield Fund did not have any securities on loan.  The International Equity Fund and International Small Cap Fund had market values of securities loaned of $8,039,778 and $2,633,758 and received non-cash collateral for the loans of $8,521,465 and $2,782,211, respectively.  Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default.  Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

I.
Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.
Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds are those that are open for exam by taxing authorities (2010 through 2013). As of March 31, 2014 the Trust has no examinations in progress.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2013. The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

K.
Payment by Affiliate. During the fiscal year ended September 30, 2011, Brandes Investment Partners, L.P. voluntarily reimbursed the Emerging Markets Fund $5,862 relating to commissions paid by the Emerging Markets Fund to brokers for execution of certain securities transactions in relation to a redemption in kind during that period. These reimbursements have been classified on the Financial Highlights as “Net increase from payments by affiliates”.

L.
Fair Value Measurements. The Trust has adopted accounting principles generally accepted in the United States of America (“US GAAP”) related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 —
Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among broker market makers.

Level 3 —
Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

M.
Security Valuation. Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Equity securities traded on an exchange for which there have been no sales on the valuation date, are generally valued at the mean between last bid and ask price on such day and are categorized as Level 2 on the fair value hierarchy, or are fair valued by the Valuation Committee.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy if significant observable inputs are used.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.  As of March 31, 2014, the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund had securities with market values of $406,823,756, $26,229,028, $382,508,513, $161,535,843, $0 and $0, that represents 85.51%, 56.59%, 51.96%, 46.86%, 0.00% and 0.00% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.

Fixed income securities (other than short-term investments) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed delivery basis and non-U.S. bonds are normally valued on the basis of bid prices obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Rights that are traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchange is open.  A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security at a specified price, often for a short period.  Rights may or may not be transferable.

The Funds may enter into mortgage dollar roll transactions in which the Funds sell a mortgage-backed security to a counterparty and simultaneously enter into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase a Fund’s portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Valuation methodologies used to fair value such securities in the Funds’ portfolios as of March 31, 2014

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

include conversion value and correlation to similar securities. Additionally, warrants are fair valued by the Valuation Committee based on intrinsic value, which is derived by calculating the difference between the underlying equity security’s price and the strike price of the warrant, including the effect of any relevant conversion ratios. The securities fair valued by the Valuation Committee are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The following is a summary of the level inputs used, as of March 31, 2014, involving the Funds’ assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Equities
Consumer Discretionary	$—	$45,525,997	$—	$45,525,997
Consumer Staples	—	64,507,760	—	64,507,760
Energy	8,019,813	33,865,040	—	41,884,853
Financials	8,084,186	80,468,330	—	88,552,516
Health Care	—	61,400,724	—	61,400,724
Industrials	5,047,033	8,561,895	—	13,608,928
Information Technology	5,643,792	18,834,609	—	24,478,401
Materials	4,545,891	22,643,406	—	27,189,297
Telecommunication Services	10,772,399	53,047,578	—	63,819,977
Utilities	3,473,405	17,968,417	—	21,441,822
Total Equities	45,586,519	406,823,756	—	452,410,275
Preferred Stocks
Energy	9,270,292	—	—	9,270,292
Telecommunication Services	4,279,074	—	—	4,279,074
Total Preferred Stocks	13,549,366	—	—	13,549,366
Time Deposit	—	27,738,504	—	27,738,504
Total Investments in Securities	$59,135,885	$434,562,260	$—	$493,698,145

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Description	Level 1	Level 2	Level 3	Total
Global Fund
Equities
Consumer Discretionary	$746,437	$4,136,363	$—	$4,882,800
Consumer Staples	817,465	4,681,412	—	5,498,877
Energy	1,360,168	2,929,344	—	4,289,512
Financials	4,461,945	3,932,156	—	8,394,101
Health Care	2,318,386	2,841,551	—	5,159,937
Industrials	466,410	—	—	466,410
Information Technology	4,362,676	1,924,233	—	6,286,909
Materials	—	1,034,102	—	1,034,102
Telecommunication Services	1,071,912	3,390,754	—	4,462,666
Utilities	524,207	1,359,113	—	1,883,320
Total Equities	16,129,606	26,229,028	—	42,358,634
Preferred Stocks
Energy	982,967	—	—	982,967
Total Preferred Stocks	982,967	—	—	982,967
Repurchase Agreements	—	2,467,003	—	2,467,003
Total Investments in Securities	$17,112,573	$28,696,031	$—	$45,808,604

Emerging Markets Fund
Equities
Consumer Discretionary	$6,678,779	$79,902,306	$—	$86,581,085
Consumer Staples	44,200,652	274,713	—	44,475,365
Energy	37,771,745	14,652,854	—	52,424,599
Financials	61,329,868	104,279,981	—	165,609,849
Health Care	3,255,365	8,540,568	—	11,795,933
Industrials	23,292,186	—	—	23,292,186
Information Technology	3,455,002	29,922,527	—	33,377,529
Materials	18,715,476	59,701,775	—	78,417,251
Telecommunication Services	34,532,853	40,395,397	—	74,928,250
Utilities	14,671,653	26,953,227	—	41,624,880
Total Equities	247,903,579	364,623,348	—	612,526,927
Participatory Notes
Telecommunication Services	—	8,227,401	—	8,227,401
Total Participatory Notes	—	8,227,401	—	8,227,401
Preferred Stocks
Consumer Discretionary	—	11,902,985	—	11,902,985
Energy	35,460,246	—	—	35,460,246
Telecommunication Services	15,247,287	—	—	15,247,287
Utilities	7,257,303	—	—	7,257,303
Total Preferred Stocks	57,964,836	11,902,985	—	69,867,821
Real Estate Investment Trusts	16,198,044	—	—	16,198,044
Convertible Bonds	—	988,973	—	988,973
Repurchase Agreements	—	26,724,334	—	26,724,334
Short Term Investments	2	—	—	2
Total Investments in Securities	$322,066,461	$412,467,041	$—	$734,533,502

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Description	Level 1	Level 2	Level 3	Total
International Small Cap Fund
Equities
Consumer Discretionary	$28,943,957	$55,917,642	$—	$84,861,599
Consumer Staples	28,756,903	3,268,471	—	32,025,374
Financials	6,769,934	4,034,363	—	10,804,297
Health Care	9,399,597	8,665,269	—	18,064,866
Industrials	1,469,680	33,359,348	—	34,829,028
Information Technology	13,020,453	12,263,016	—	25,283,469
Materials	3,935,705	16,913,198	—	20,848,903
Telecommunication Services	3,712,301	8,253,913	—	11,966,214
Utilities	3,499,210	19,647,604	—	23,146,814
Total Equities	99,507,740	162,322,824	—	261,830,564
Preferred Stocks
Utilities	1,464,390	—	—	1,464,390
Telecommunication Services	262,581	—	—	262,581
Total Preferred Stocks	1,726,971	—	—	1,726,971
Real Estate Investment Trusts	7,015,158	—	—	7,015,158
Convertible Bonds	—	340,466	—	340,466
Corporate Bonds	—	1,793,234	—	1,793,234
Repurchase Agreements	—	86,288,121	—	86,288,121
Total Investments in Securities	$108,249,869	$250,744,645	$—	$358,994,514

Core Plus Fund
Equities*	$14,189	$—	$—	$14,189
Preferred Stocks	213,330	248,674	—	462,004
Asset Backed Securities	—	—	1,144,688	1,144,688
Corporate Bonds	—	13,957,840	—	13,957,840
Government Securities	—	18,102,932	—	18,102,932
Mortgage Backed Securities	—	1,863,660	85,559	1,949,219
Warrants	—	—	—	—
Time Deposit	—	1,234,541	—	1,234,541
Total Investments in Securities	$227,519	$35,407,647	$1,230,247	$36,865,413

Credit Focus Yield Fund
Equities*	$36,952	$—	$—	$36,952
Preferred Stocks	322,730	306,874	—	629,604
Asset Backed Securities	—	—	256,571	256,571
Corporate Bonds	—	18,344,447	—	18,344,447
Government Securities	—	10,795,962	—	10,795,962
Mortgage Backed Securities	—	26,820	10,229	37,049
Warrants	—	—	—	—
Repurchase Agreements	—	917,673	—	917,673
Total Investments in Securities	$359,682	$30,391,776	$266,800	$31,018,258

*	Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Below are the transfers into or out of Levels 1 and 2 for the Funds using market values measured at the end of the reporting periods:

			Emerging	International		Credit
	International	Global	Markets	Small Cap	Core Plus	Focus
	Fund	Fund	Fund	Fund	Fund	Yield Fund
Transfers into Level 1	$—	$—	$10,572,045	$10,692,987	$—	$—
Transfers out of Level 1	—	—	19,333,692	8,658,122	—	—
Net Transfers
in/(out) of Level 1	$—	$—	$(8,761,647)	$2,034,865	$—	$—

Transfers into Level 2	$—	$—	$19,333,692	$8,658,122	$—	$—
Transfers out of Level 2	—	—	10,572,045	10,692,987	—	—
Net Transfers
in/(out) of Level 2	$—	$—	$8,761,647	$(2,034,865)	$—	$—

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on March 31, 2014. The transfers from Level 2 to Level 1 are due to the securities no longer being fair valued as a result of trading on a stock exchange on March 31, 2014.

There were no Level 3 securities in the International Equity, Global Equity, Emerging Markets or International Small Cap Funds at the beginning or during the periods presented.

Below is a reconciliation that details the activity of securities in Level 3 in the Core Plus and Credit Focus Yield Funds during the period ended March 31, 2014:

		Credit
	Core Plus	Focus Yield
	Fund	Fund
Beginning Balance – October 1, 2013	$1,285,702	$408,796
Purchases	—	—
Sales	(237,928)	(232,125)
Transfers in to level 3	—	—
Transfers out of level 3	—	—
Realized gains (losses), net	(30,426)	411
Change in unrealized gains (losses)	212,899	89,718
Ending Balance – March 31, 2014	$1,230,247	$266,800

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gains and losses on investments on the Statement of Assets and Liabilities. As of March 31, 2014 the Core Plus and Credit Focus Yield Funds had $47,533 and $50,612 of unrealized gains from Level 3 securities, respectively.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The following table presents information about unobservable inputs related to the Trust’s categories of Level 3 investments as of March 31, 2014.

	Fair Value	Valuation
	at 3/31/14	Techniques	Unobservable Inputs	Ranges
Student Loans	$1,401,259	Consensus	Third party inputs	N/A
		pricing
			Prepayment speeds	2 – 4%
Federal & Federally	$95,788	Consensus	Third party inputs	N/A
Sponsored Credits		pricing

The following provides a general description of the impact of a change in an unobservable input on the fair value measurement and the interrelationship of unobservable inputs, where relevant and significant. Interrelationships may also exist between observable and unobservable inputs (for example, as interest rates rise, prepayment rates decline).

Student Loans & Federal & Federally Sponsored Credits

At regular intervals the above unobservable inputs are reviewed and compared to publicly available information for reasonableness. Values are compared to historical averages and general sector trends are taken into account. In general, an increase in the discount rate, default rates, loss severity and delinquencies, in isolation, would result in a decrease in the fair value measurement. In addition, an increase in default rates would generally be accompanied by a decrease in recovery rates, slower prepayment rates and an increase in liquidity spreads. For each of the individual relationships described above, the inverse relationship would also generally apply.

NOTE 3 − INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A. Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel, needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee.  The Advisor received a monthly fee at the annual rate of 0.80% of the first $5 billion of average daily net assets, and 0.70% of the amount of average daily net assets greater than $5 billion of the International Fund.  The Global Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund received a monthly fee at the annual rate of 0.80%, 0.95%, 0.95%, 0.35% and 0.50% based upon their average daily net assets, respectively.  For the six months ended March 31, 2014, the International Fund, the Global Fund, the Emerging Markets Fund, the International Small Cap Fund, The Core Plus Fund and the Credit Focus Yield Fund incurred $1,848,011, $172,369, $2,629,448, $758,220, $57,837 and $75,151 in advisory fees, respectively.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Certain officers and trustees of the Trust are also officers of the Advisor.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Funds’ average daily net assets attributable to the specific classes through January 30, 2015 (the “Expense Cap Agreement”):

Fund	Class A	Class C	Class E	Class I
International Fund	1.20%	1.95%	1.20%	1.00%
Global Fund	1.25%	2.00%	1.25%	1.00%
Emerging Markets Fund	1.37%	2.12%	N/A	1.12%
International Small Cap Fund	1.40%	2.15%	N/A	1.15%
Core Plus Fund	0.70%	N/A	0.70%	0.50%
Credit Focus Yield Fund	0.95%	N/A	N/A	0.70%

Any reimbursements or fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, any such repayment must be made before the end of the third full fiscal year after the fiscal year in which the related reimbursement or waiver occurred. For the six months ended March 31, 2014, the Advisor waived expenses and/or reimbursed the Funds $7,464, $124,796, $54,374, $74,076, $125,090 and $83,269 for the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund, respectively.

	Recovery	Recovery	Recovery
	Expiring	Expiring	Expiring
	September 30,	September 30,	September 30,
Fund	2014	2015	2016
International Fund	$—	$208,594	$458,927
Global Fund	187,218	229,270	255,029
Emerging Markets Fund	163,603	378,305	334,348
International Small Cap Fund	N/A	218,903	238,680
Core Plus Fund	204,045	156,102	237,047
Credit Focus Yield Fund	N/A	149,098	198,558

The Advisor did not recoup any fees previously waived or reimbursed for the Global Fund, Core Plus Fund and Credit Focus Yield Fund.  For the six months ended March 31, 2014, the Advisor recouped fees previously waived or reimbursed in the amounts of:

Fund	Class A	Class C	Class E	Class I
International Fund	$15	$25	$1,410	$6,546
Emerging Markets Fund	$13,427	$687	N/A	$—
International Small Cap Fund	$342	$—	N/A	$—

B. Administration Fee. U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Funds. The Administrator prepares

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.03% of the first $1 billion of the Trust’s average daily net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per Fund per annum which is allocated among Funds based on their average net assets. For the six months ended March 31, 2014, the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund incurred $63,723, $5,933, $63,000, $17,474, $4,868 and $4,257 in such fees, respectively.

C. Distribution and Servicing Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A portion of the Funds’ distribution fees is paid by the Advisor.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class A and C shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of such Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% and 0.75% of the average daily net assets of each Fund’s Class A and C shares, respectively. During the six months ended March 31, 2014, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class C shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the six months ended March 31, 2014, the following Funds incurred expenses pursuant to the Plan:

	Class A	Class C
International Fund	$3,485	$3,520
Global Fund	535	1,151
Emerging Markets Fund	195,011	35,306
International Small Cap Fund	57,261	11,605
Core Plus Fund	3,410	N/A
Credit Focus Yield Fund	5,464	N/A

Classes C, E and I of the Funds are permitted to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

other institutions and service professionals with a written contract as shareholder servicing agent of the Funds, an annual fee for non-distribution sub-transfer agent and/or subaccounting services up to 0.25%, 0.25% and 0.05% of annual net assets attributable to Class C, Class E and Class I, respectively (the “Service Fee”). For the six months ended March 31, 2014, the Funds incurred the following Service Fees:

Fund	Class C	Class E	Class I
International Fund	$1,173	$34,882	$107,593
Global Fund	384	—	10,526
Emerging Markets Fund	11,768	N/A	97,036
International Small Cap Fund	3,868	N/A	27,680
Core Plus Fund	N/A	1,810	7,218
Credit Focus Yield Fund	N/A	N/A	—

NOTE 4 − PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short term investments, were as follows for the six months ended March 31, 2014:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$—	$—	$118,012,952	$108,658,046
Global Fund	$—	$—	$7,181,997	$5,467,540
Emerging Markets Fund	$—	$—	$360,535,056	$57,958,883
International Small Cap Fund	$—	$—	$173,113,703	$22,502,171
Core Plus Fund	$8,598,391	$1,839,991	$1,091,806	$3,380,862
Credit Focus Yield Fund	$2,148,358	$1,488,884	$3,152,140	$745,173

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund
	Six Months				Six Months
	Ended		Year Ended		Ended		Year Ended
	3/31/2014		9/30/2013		3/31/2014		9/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	252	$4,205	45	$684	21	$514	7	$158
Class C	81	1,344	28	420	18	435	5	117
Class E	630	10,490	999	14,506	—	5	—	11
Class I	4,802	80,458	8,351	121,636	128	3,191	287	6,213
Issued on
Reinvestment
of Distributions
Class A	1	26	—	7	—	11	—	2
Class C	1	6	—	4	—	8	—	2
Class E	10	178	49	676	—	7	—	10
Class I	156	2,681	1,440	19,740	62	1,517	52	1,097
Shares Redeemed
Class A	(14)	(234)	(2)	(31)	(2)	(33)	—	(1)
Class C	—	(1)	(1)	(20)	(2)	(50)	—	—
Class E	(119)	(1,975)	(168)	(2,410)	—	(6)	—	(9)
Class I	(4,820)	(81,254)	(10,745)	(156,239)	(63)	(1,570)	(201)	(4,230)
Net Increase/
(Decrease)
Resulting from
Fund Share
Transactions	980	$15,924	(4)	$(1,027)	162	$4,029	150	$3,370

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

	Emerging Markets Fund				International Small Cap Fund
	Six Months				Six Months
	Ended		Year Ended		Ended		Year Ended
	3/31/2014		9/30/2013		3/31/2014		9/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	9,136	$82,597	9,423	$85,287	2,219	$29,963	2,208	$26,831
Class C	931	8,460	585	5,233	306	4,090	112	1,409
Class I	31,740	288,546	19,420	176,110	14,084	190,298	2,512	29,929
Issued on
Reinvestment
of Distributions
Class A	443	4,053	431	3,763	287	3,751	22	257
Class C	24	221	3	25	17	229	—	2
Class I	983	8,998	887	7,755	573	7,519	93	1,057
Shares Redeemed
Class A	(3,320)	(29,565)	(3,182)	(28,458)	(444)	(5,897)	(508)	(6,445)
Class C	(43)	(382)	(16)	(135)	(2)	(26)	—	(3)
Class I	(5,929)	(53,684)	(4,126)	(37,498)	(414)	(5,569)	(319)	(3,648)
Net Increase
Resulting from
Fund Share
Transactions	33,965	$309,244	23,425	$212,082	16,626	$224,358	4,120	$49,389

	Core Plus Fund				Credit Focus Yield Fund
	Six Months				Six Months
	Ended		Year Ended		Ended		Year Ended
	3/31/2014		9/30/2013		3/31/2014		9/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	611	$5,635	167	$1,568	53	$543	413	$4,286
Class E	64	594	198	1,874	N/A	N/A	N/A	N/A
Class I	480	4,435	1,880	17,634	68	701	559	5,818
Issued on
Reinvestment
of Distributions
Class A	5	41	2	19	5	46	5	52
Class E	2	21	29	271	N/A	N/A	N/A	N/A
Class I	54	502	126	1,181	29	300	67	693
Shares Redeemed
Class A	(18)	(169)	(11)	(108)	(3)	(32)	(4)	(36)
Class E	(6)	(58)	(816)	(7,693)	N/A	N/A	N/A	N/A
Class I	(684)	(6,307)	(1,407)	(13,114)	—	(2)	—	(2)
Net Increase
Resulting from
Fund Share
Transactions	508	$4,694	168	$1,632	152	$1,556	1,040	$10,811

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 6 − FEDERAL INCOME TAX MATTERS

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows:

			Emerging
	International	Global	Markets
	Fund	Fund	Fund
Cost of investments for tax purposes	$423,996,795	$34,246,188	$434,597,542
Gross tax unrealized appreciation	69,489,591	7,368,118	40,785,980
Gross tax unrealized depreciation	(60,482,007)	(1,366,848)	(51,257,019)
Net tax unrealized appreciation (depreciation) on
investments and foreign currency	9,007,584	6,001,270	(10,471,039)
Distributable ordinary income	—	158,299	3,281,972
Distributable long-term capital gains	—	1,113,230	8,755,523
Total distributable earnings	—	1,271,529	12,037,495
Other accumulated gains/(losses)	(116,531,574)	(23,829)	(183,725)
Total accumulated earnings	$(107,523,990)	$7,248,970	$1,382,731

	International
	Small Cap	Core Plus	Credit Focus
	Fund	Fund	Yield Fund
Cost of investments for tax purposes	$99,768,870	$31,514,184	$28,905,556
Gross tax unrealized appreciation	22,258,140	1,794,029	846,136
Gross tax unrealized depreciation	(8,237,120)	(643,631)	(511,624)
Net tax unrealized appreciation (depreciation) on
investments and foreign currency	14,021,020	1,150,398	334,512
Distributable ordinary income	5,013,168	—	4,437
Distributable long-term capital gains	4,075,183	49,797	35,212
Total distributable earnings	9,088,351	49,797	39,649
Other accumulated gains/(losses)	(53,712)	(797)	(9,411)
Total accumulated earnings	$23,057,783	$1,199,398	$364,750

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are temporary.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The tax composition of dividends for the periods ended September 30, 2013 and September 30, 2012 for the Funds, were as follows:

			Long Term		Return
	Ordinary Income		Capital Gains		of Capital
	2013	2012	2013	2012	2013	2012
International Fund	$22,510,115	$21,557,103	$—	$—	$251,542	$—
Global Fund	$1,506,408	$949,989	$470,907	$2,084,132	$—	$—
Emerging Markets Fund	$9,388,621	$1,650,809	$2,564,709	$1,078,185	$—	$—
International
Small Cap Fund	$1,497,320	$—	$59,783	$—	$—	$—
Core Plus Fund	$1,307,835	$1,634,799	$343,555	$363,367	$—	$—
Credit Focus Yield Fund	$678,771	$297,635	$63,200	$—	$—	$—

Pursuant to Internal Revenue Code Section 852(b)(3), the International Fund designated the amount necessary to reduce the earnings and profits related to net capital gains to zero for the tax year ended September 30, 2013.

As of September 30, 2013, the International Fund had net realized losses on investment and foreign currencies between November 1, 2012 and September 30, 2013 of $282,819, which were deferred for tax purposes and recognized on October 1, 2013.

At September 30, 2013 the Funds had capital losses expiring as indicated below:

Fund	2018	Indefinite
International Fund	$29,067,216	$87,287,322
Global Fund	—	—
Emerging Markets Fund	—	—
International Small Cap Fund	—	—
Core Plus Fund	—	—
Credit Focus Yield Fund	—	—

Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the periods ended September 30, 2013, the International Fund increased undistributed net investment income/loss by $495,233, decreased accumulated net realized gain/loss by $243,691 and decreased paid in capital by $251,542, due to certain permanent book and tax differences. The Global Fund increased undistributed net investment income/loss by $6,205 and decreased accumulated net realized gain/loss by $6,205. The Emerging Markets Fund increased undistributed net investment income/loss by $988,989, decreased accumulated net realized gain/loss by $989,007 and increased paid in capital by $18. The International Small Cap Fund increased undistributed net investment income/loss by $7,944 and decreased accumulated net realized gain/loss by $7,944. The Core Plus Fund increased undistributed net

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

investment income/loss by $115,692 and decreased accumulated net realized gain/loss by $115,692.  The Credit Focus Yield Fund decreased undistributed net investment income/loss by $4 and increased accumulated net realized gain/loss by $4. The permanent book and tax differences relate to a reclassification of foreign currency gain/loss.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

NOTE 7 − OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value per share plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75% for the International, Global, Emerging Markets and International Small Cap Funds, and 3.75% for the Core Plus and Credit Focus Yield Funds. A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A Shares redeemed. Class C Shares include a 1.00% CDSC paid by redeeming shareholders within 12 months of purchase. As a result the redemption price may differ from the net asset value per share. The public offering prices for Class E and I shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

NOTE 8 − OWNERSHIP BY AFFILIATED PARTIES

As of March 31, 2014, the Advisor or affiliates of the Advisor beneficially owned shares of the Funds as follows:

	International						Emerging
	Fund		Global Fund				Fund
	Class C	Class E	Class A	Class C	Class E	Class I	Class C
Shares	71	8,207	5	49	6,543	973,535	109
Percent of total
outstanding shares	0.07%	0.44%	0.02%	0.27%	63.11%	55.99%	0.01%

	International				Credit
	Small Cap				Focus
	Fund		Core Plus Fund		Yield Fund
	Class C	Class I	Class A	Class I	Class I
Shares	92	2,312,422	106	620,542	2,475,215
Percent of total
outstanding shares	0.02%	12.42%	0.01%	20.18%	96.02%

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited)

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In November 2013, the Board of Trustees of the Trust, including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Brandes Investment Partners, L.P. (the “Advisor”) for an additional one-year term with respect to the Brandes International Equity Fund (the “International Fund”),  the Brandes Global Equity Fund (the “Global Fund”), the Brandes Emerging Markets Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Equity Fund (the “Small Cap Fund”), the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Credit Focus Yield Fund (the “Credit Focus Fund”).  Each of the International Fund, Global Fund, Emerging Markets Fund, Small Cap Fund, Core Plus Fund and Credit Focus Fund is referred to below as a “Fund” and they are collectively referred to below as the “Funds.”

Information Reviewed

During the course of each year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided by the Advisor to the Funds, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, and other matters.  In addition, in connection with its annual review of the Agreement with respect to the Funds, the Board requested and reviewed supplementary information that included materials regarding the Funds’ investment results, advisory fees and expense comparisons for peer groups and categories of similar funds identified by Morningstar Associates (“Morningstar”); financial and profitability information regarding the Advisor; descriptions of various functions such as compliance monitoring and portfolio trading practices; and information about the personnel providing investment management and administrative services to the Funds.

In connection with its reviews, the Board received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees.  The independent Trustees discussed the approval of the Agreement with respect to each Fund with representatives of the Advisor at two Board meetings and in private sessions with counsel at which no representatives of the Advisor were present.  In deciding to recommend approval of the Agreement with respect to each Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor, and each Trustee did not necessarily attribute the same weight to each factor.  This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Advisor to the Funds, the Trustees reviewed among other things the quality and depth of the Advisor’s investment management staff, its regulatory compliance procedures, the day-to-day administrative services provided by the Advisor to the Funds, and the investment results of the Funds.

With respect to each Fund’s investment results, the Trustees reviewed detailed information regarding a peer group of similarly managed funds selected by Morningstar Associates, all of the funds in the larger Morningstar category of funds managed with the same general style, and the Fund’s benchmark indices.  The Trustees also discussed with representatives of Morningstar the principles used in determining the Funds’ peer groups and categories, and differences in those groups from those presented by Morningstar in connection with the Trustees’ 2012 review of the Agreement.  In addition, they reviewed the results of certain Funds considered by the Advisor to be the most direct competitors to the Funds in the Funds’ marketing channels.

The independent Trustees noted that the investment results of the I Class shares of all of the Funds were in the first or second quartiles of their respective peer groups for the one-year, three-year, five-year and ten-year periods ended September 30, 2013, except for the investment results of the International Fund for the three-year, five-year and ten-year periods.  They also noted that the investment results of the I Class shares of all of the Funds were above those of their respective benchmark indices, except for the International Fund for the three-year, five-year, ten-year and since inception periods and the Global Fund for the three-year and since-inception periods.

As in their past annual reviews of the Agreement with respect to the International and Global Funds, the independent Trustees noted the Advisor’s fundamental commitment to the Graham and Dodd value strategy of investment management and that the Advisor has had little style drift compared with other value managers; considered that it is not unusual for the performance of funds managed with the long-term Graham and Dodd value strategy to fall below the performance of measurement indices for some periods, and that the investment returns from value stocks were out of favor in the markets for almost five years during the ten-year periods considered (an unprecedentedly long period since 1977); and further noted that the Funds’ investment approaches are fully described in its prospectus and the Funds’ shareholders likely were willing to accept the long-term outlook associated with the Advisor’s approach.

Based on these discussions and reviews, the Trustees determined that under all the circumstances the investment results of the Funds were satisfactory.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

Advisory Fees, Total Expenses, Profitability and Ancillary Benefits

With respect to advisory fees and total expenses of the Funds, the independent Trustees noted that:

•
The management fees and total expenses for all of the Funds, after waivers by the Advisor of expenses above stated expense caps, were below the median fees and expenses of the funds in their respective Morningstar peer groups.  The independent Trustees also noted that the Advisor continues to waive any expenses over stated expense caps for the Funds.

•
Although the Advisor’s management fee is higher for the Funds than for its similar institutional separate accounts and, in the case of the International Fund, for other mutual funds to which the Advisor provides sub-advisory services, the Trustees noted information provided by the Advisor regarding the additional responsibilities and expenses that the Advisor incurs in sponsoring and operating the Funds.

•
The independent Trustees noted that although the Advisor’s fees for the Funds other than the International Fund do not have breakpoints as those Funds’ assets increase, the Advisor believes that it is premature to discuss economies of scale when it is subsidizing the Funds’ expenses.  The independent Trustees also noted that the Advisor had agreed to review the nature and extent of any economies of scale that it may realize as the Funds’ assets increase in the future and how such economies would be shared with the Funds’ shareholders.

In addition, the independent Trustees reviewed an analysis of the profitability to the Advisor of its relationship with the Funds and information regarding the Advisor’s financial capability to continue to provide services to the Funds in the future.  They also reviewed the methods used by the Advisor to evaluate and compensate its professional investment personnel.  Finally, they considered ancillary benefits to the Advisor as a result of its relationships with the Funds.  They noted that these were primarily related to the benefit of proprietary and third-party research provided by broker-dealers executing portfolio transactions on behalf of the Funds.

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the Agreement is fair and reasonable to the Funds and their respective shareholders, that each of the factors discussed above supported renewal of the Agreement with respect to each of the Funds, and that renewal of the Agreement was in the best interests of each Fund and its shareholders.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Funds investment objectives and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

		Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee

Independent Trustees(2)

J. Michael Gaffney, CFA	Trustee	Since	Independent	7	None
11988 El Camino Real,		June	Consultant,
Suite 600		2004	NATIXIS Global
San Diego, CA 92130			Asset Management,
(Age 72)			North America from
			2004 to 2011.

Jean E. Carter	Trustee	Since	Retired since 2005.	7	Bridge Builder
11988 El Camino Real,	and	April			Trust
Suite 600	Chairman	2008
San Diego, CA 92130
(Age 56)

Robert M. Fitzgerald, CPA	Trustee	Since	Retired.	7	Hotchkis and
11988 El Camino Real,		April			Wiley Mutual
Suite 600		2008			Funds.
San Diego, CA 92130
(Age 62)

Craig Wainscott, CFA	Trustee	Since	Partner with The	7	None
11988 El Camino Real,		February	Paradigm Project
Suite 600		2012	and advisor to
San Diego, CA 92130			early-stage companies.
(Age 52)

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION — (Unaudited) (continued)

Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee

“Interested” Trustees(3)

Oliver Murray	Trustee	Since	Chief Executive	7	None
11988 El Camino Real,		February	Officer, Brandes
Suite 600		2012	Investment Partners
San Diego, CA 92130			& Co.; Managing
(Age 51)			Director − PMCS of
Brandes Investment
Partners, L.P., the
investment advisor
to the Funds
(the “Advisor”).

Jeff Busby	Trustee	Since	Executive Director	7	None
11988 El Camino Real,	and	July	of the Advisor.
Suite 600	President	2006
San Diego, CA 92130
(Age 53)

Officers of the Trust

Thomas M. Quinlan	Secretary	Since	Associate General	N/A	N/A
11988 El Camino Real,		June	Counsel of the
Suite 600		2003	Advisor.
San Diego, CA 92130
(Age 43)

Gary Iwamura	Treasurer	Since	Finance Director	N/A	N/A
11988 El Camino Real,		September	of the Advisor.
Suite 600		1997
San Diego, CA 92130
(Age 57)

George Stevens	Chief	Since	Director, Beacon	N/A	N/A
11988 El Camino Real,	Compliance	January	Hill Fund Services,
Suite 600	Officer	2010	Inc.
San Diego, CA 92130
(Age 63)

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

Brandes Investment Trust

PRIVACY NOTICE

Brandes Investment Partners, L.P. and the Brandes Investment Trust collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities.

We restrict access to your personal and account information to those personnel who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes International Equity Fund, the Brandes Global Equity Fund, the Brandes Emerging Markets Fund, the Brandes International Small Cap Equity Fund, the Brandes Core Plus Fixed Income Fund and the Brandes Credit Focus Yield Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

SEPARATELY MANAGED
ACCOUNT RESERVE TRUST

SEMI-ANNUAL REPORT

For the six months ended
March 31, 2014

Brandes Separately Managed Account Reserve Trust

Dear Shareholder,

The Brandes Separately Managed Account Reserve Trust Fund (“the Fund”) gained 5.06% during the six-month period ended March 31, 2014, outperforming the Barclays U.S. Aggregate Bond Index, which returned 1.70% in the same period.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period.  I will also discuss how the Fund is positioned for the future.

The Markets
For much of the period, fixed-income market participants remained focused on U.S. monetary policy and macroeconomic themes.  With data surprising to the upside in the weeks leading up to the U.S. Federal Reserve’s December meeting, all eyes were on the Fed, especially given its decision in September 2013 to hold off tapering its quantitative easing program designed to stimulate growth. Toward the close of 2013, the Fed decided that economic data was sufficiently positive to begin a modest reduction of $10 billion per month (off of $85 billion), with the hope of increasing the amount of the taper in 2014.

The credit markets largely shrugged off the volatility in emerging market equities in the first quarter of 2014, which stemmed from signs of slowing economic growth in China, the Russian annexation of Crimea and the first public meeting of the new Fed Chair Janet Yellen.

The Fund
During the period, the Fund’s outperformance was primarily driven by holdings in banking, utilities, energy and student loan asset backed securities (ABS). We started to see stabilization in the performance of the underlying student loan collateral in 2013, a trend that is beginning to flow through to market prices for these securities.

We also saw a modest positive contribution from the non-agency mortgage backed securities (MBS) sector. Non-agency MBS bonds have been standout performers over the last few years as the economy and the general housing market have slowly recovered and investors have looked for bonds offering any kind of yield. Several of the securities that we own in this sector reached our estimate of their fair values during the quarter; and thus, we decided to pare our exposure to the sector. Non-agency MBS now represents approximately 1% of the Fund’s value and the securities we continue to own receive monthly principal payments, so we expect our weighting to continue to decline over the course of the year.

Performance was adversely affected during the quarter by holdings in the home building sector, largely attributable to a bond holding in Mexican homebuilder Urbi Desarrollos Urbanos. There were rumors of financial shenanigans in the Mexican homebuilding industry involving overstating equity, understating debt and overstating cash flow. Given the number of unknowns, we trimmed our position in

1

Brandes Separately Managed Account Reserve Trust

the credit and now hold a small amount that we view as largely option value.(1)  If there is additional downside in the industry the impact on the Fund should be minimal, but potential upside remains if the homebuilders present credible restructuring plans to investors or if the government decides to follow through on its stated intent to help this struggling industry.

Additionally, the Fund’s duration positioning proved to be the largest detractor from performance during the period. We pursue a duration-controlled strategy, managed in a range of 20% above or below the respective benchmark. We have biased the Fund within our range for higher interest rates in the long term by maintaining a relative shorter Fund duration in the range of 80-85% of the benchmark. This position negatively affected returns, as the 10-year U.S. Treasury rate dropped by approximately 0.3% in the first quarter of 2014.

During the period, we added three notable new positions. The first was a bond issued by ADT (rated Ba2/BB-/BBB-). The company is an industry leader in home security, which is a growing industry with defensive characteristics. ADT has a national footprint, with 25% market share, which is about six times the size of its next largest competitor.  The Fund’s second purchase was a utility bond issued by Dayton Power & Light DPL (rated Ba2/BB). DPL operates as an electric energy and utility company and engages in generation, transmission and distribution of electricity in West Central Ohio.

The Fund also added a bond issued by Chrysler Corp. (rated B1/B). This is a secured, second-lien operating company bond at Chrysler, a subsidiary of Fiat. Chrysler recently became 100% owned by Fiat, removing the risks of losing the Fiat platform sharing and cost-savings as well as management oversight expertise at the Chrysler operating company. Chrysler currently has the best-performing brands within the Fiat portfolio (particularly Jeep) and is strategically important to Fiat for its free cash flow generation, growth and North American presence, factors which help offset weakness in Fiat’s core European markets. We view the asset coverage of the bonds as attractive.

In addition to paring back exposure to the non-agency MBS sector, the Fund had one notable corporate sale – Edison Mission Energy. The company is the unregulated merchant generation subsidiary of Edison International. We purchased Edison Mission Energy bonds in January 2012 at a distressed price. The bonds traded down to distressed levels based on historically low wholesale electricity prices caused by low natural gas prices and sluggish electricity demand.  Additionally, Edison Mission was facing elevated capital expenditures to comply with stricter environmental regulations at its coal facilities. We viewed the company as a bankruptcy candidate and valued the bonds based on our assessment of tangible asset coverage in a more normalized pricing and demand environment.

(1)
Option value: The value placed on an individual’s willingness to pay for maintaining or preserving a public asset or service even if there is little or no likelihood of the individual actually ever using it.

2

Brandes Separately Managed Account Reserve Trust

As we expected, Edison Mission filed for bankruptcy in December 2012. NRG Energy offered to purchase Edison Mission in October 2013 for a total consideration of $71 to bondholders. Edison Mission bonds ultimately traded above the offer price due primarily to the market’s view of the value of a tax-sharing agreement with its parent, Edison International. We exited our position after the security traded above our estimate of fair value.

Our Outlook
We are as cautious today on the market as we have been over the last decade. Corporate credit spreads, approaching pre-credit crisis levels, continue to grind tighter as investors gravitate to any instrument offering an attractive yield. Balance sheets remain in good shape, but we are seeing signs that aggregate credit quality may have peaked and more companies are actively considering or implementing shareholder enhancement actions that are often detrimental to underlying credit quality. Finally, there is an enormous amount of private equity cash on the sidelines that is often used to fund leveraged buyouts.

Due to these concerns, we have positioned the Fund with a defensive posture. As mentioned earlier, the duration of the Fund is near the bottom end of our duration range as we anticipate higher interest rates over the longer term. Our high-yield weighting is at the lowest level in 10 years. Within the corporate bonds we hold, we have favored shorter-to-intermediate maturities. Finally, the securities that we have added recently fit the theme of offering, in our view, an attractive yield for strong asset coverage and steady and predictable cash flows.

As always, thank you for your business and the trust you have placed in us.

Sincerely yours,

Jeffrey A. Busby, CFA
President, Brandes Investment Trust
On behalf of the Brandes Fixed Income Investment Team

Timothy Doyle, CFA, Chuck Gramling, CFA, David Gilson, CFA

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Brandes Separately Managed Account Reserve Trust

Past performance does not guarantee future results.

Market conditions may impact performance.  The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes, political instability, differences in financial reporting standards and less stringent regulation of securities markets; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States.  Stock and bond prices will experience market fluctuations.  Please note that the value of government securities and bonds in general have an inverse relationship to interest rates.  Bonds carry the risk of default, or the risk that an issuer will be unable to make income or principal payment.  There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information.  Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses.  In the absence of such waivers/reimbursements, total return would be reduced.

The Fund may hold illiquid securities which may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value. The Fund is actively managed, and may frequently buy and sell securities. Frequent trading increases a Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions and taxes, which in turn could detract from the Fund’s performance.

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Brandes Separately Managed Account Reserve Trust

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

Cash flow: Movement of money out of or into a business.

Free Cash Flow: Operating cash flow minus capital expenditures; represents the cash that a company is able to generate after laying out money required to maintain or expand its asset base.

Duration: the weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Credit distribution is determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (S&P, Moody’s and Fitch), which assign ratings based on their analysis of the issuer’s credit worthiness. The highest rating given is AAA and the lowest is C.

Yield: the annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

The Brandes Separately Managed Account Trust Fund is distributed by Quasar Distributors, LLC.

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Brandes Separately Managed Account Reserve Trust

The following chart compares the value of a hypothetical $10,000 investment in the Separately Managed Account Reserve Trust from its inception (October 3, 2005) to March 31, 2014 as compared with the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index.

Cumulative Performance of $10,000 Investment
Since Inception – (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2014
				Since
	One	Three	Five	Inception
	Year	Year	Year	(10/3/05)
Separately Managed Account
Reserve Trust	4.69%	7.40%	17.31%	6.29%
Barclays Capital
U.S. Aggregate Index	-0.10%	3.75%	4.80%	4.88%
Barclays Capital
U.S. Intermediate Credit Index	0.98%	4.60%	7.63%	5.36%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

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Brandes Separately Managed Account Reserve Trust

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2014 – (Unaudited)

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Brandes Separately Managed Account Reserve Trust

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014 (the “Period”).

Actual Expenses
This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
Separately Managed Account
Reserve Trust**	$1,000.00	$1,050.60	0.00%	$0.00

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Brandes Separately Managed Account Reserve Trust

Hypothetical Example for Comparison Purposes
This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
Separately Managed Account
Reserve Trust**	$1,000.00	$1,024.93	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half-year period).
**
No expenses have been charged to the SMART Fund over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited)

	Principal
	Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 0.60%

Fannie Mae Interest Only Strip – 0.60%
5.500%, 01/1/2036	$1,870,772	$361,639
6.000%, 06/1/2036	2,334,297	415,201
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS
(Cost $855,952)		$776,840

OTHER MORTGAGE RELATED SECURITIES – 0.57%

Collateralized Mortgage Obligations – 0.01%
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR14, 5.822%, 10/25/2036	$16,570	$16,185

Sub-Prime Mortgages – 0.56%
Structured Asset Investment Loan Trust
Series A3, 0.914%, 07/25/2035	728,946	713,267
TOTAL OTHER MORTGAGE RELATED SECURITIES
(Cost $734,133)		$729,452

US GOVERNMENTS – 8.30%

Sovereign – 8.30%
United States Treasury Bond
4.750%, 02/15/2037	$1,535,000	$1,865,504
United States Treasury Note
2.000%, 02/15/2023	9,275,000	8,820,673
TOTAL US GOVERNMENTS
(Cost $10,369,909)		$10,686,177

	Shares	Value
COMMON STOCKS – 0.56%

Paper & Forest Products – 0.54%
Resolute Forest Products, Inc. (a)	34,174	$686,556

Semiconductors – 0.02%
MagnaChip Semiconductor Corp. (a)	2,010	28,019
TOTAL COMMON STOCKS
(Cost $3,375,523)		$714,575

PREFERRED STOCKS – 4.23%

Banks & Thrifts – 2.68%
Ally Financial, Inc., 8.500%	126,200	$3,451,570

Technology Hardware & Equipment – 1.55%
Pitney Bowes International Holdings, Inc., 6.125% (b)	1,879	1,988,334
TOTAL PREFERRED STOCKS
(Cost $4,767,540)		$5,439,904

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

	Principal
	Amount	Value
ASSET BACKED SECURITIES – 3.76%

Student Loan – 3.76%
SLM Student Loan Trust
Series 2004-B, 0.663%, 09/15/2033	$1,500,000	$1,251,774
Series 2005-A, 0.543%, 12/15/2038	1,865,000	1,630,202
Series 2006-A, 0.523%, 06/15/2039	2,200,000	1,962,871
TOTAL ASSET BACKED SECURITIES
(Cost $4,701,224)		$4,844,847

CORPORATE BONDS – 79.46%

Advertising – 3.14%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$3,920,000	$4,042,500

Automobiles – 1.42%
Chrysler Group LLC
8.250%, 06/15/2021	1,615,000	1,826,969

Banks & Thrifts – 13.45%
Ally Financial, Inc.
6.750%, 12/1/2014	3,041,000	3,151,236
First Horizon National Corp.
5.375%, 12/15/2015	1,780,000	1,893,753
JP Morgan Chase & Co.
7.900%, Perpetual	5,620,000	6,350,600
Regions Financial Corp.
5.750%, 06/15/2015	3,890,000	4,102,557
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	1,500,000	1,814,682
		17,312,828
Building Materials – 9.41%
CRH America, Inc.
6.000%, 09/30/2016	1,915,000	2,128,465
Masco Corp.
6.125%, 10/3/2016	4,040,000	4,433,900
Mohawk Industries, Inc.
6.375%, 01/15/2016	1,570,000	1,695,600
Owens Corning
6.500%, 12/1/2016	750,000	828,167
USG Corp.
6.300%, 11/15/2016	2,790,000	3,020,175
		12,106,307
Commercial Services & Supplies – 1.12%
The ADT Corp.
3.500%, 07/15/2022	1,640,000	1,441,593

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

	Principal
	Amount	Value
Diversified Financial Services – 2.58%
American International Group, Inc.
6.400%, 12/15/2020	$2,785,000	$3,318,166

Electric Utilities – 11.66%
EDP Finance BV
4.900%, 10/1/2019 (b)	4,450,000	4,650,250
DPL, Inc.
7.250%, 10/15/2021	2,100,000	2,168,250
FirstEnergy Corp.
7.375%, 11/15/2031	3,950,000	4,537,191
Israel Electric Corporation Ltd.
7.250%, 01/15/2019 (b)	3,275,000	3,655,719
		15,011,410
Energy – 1.35%
Valero Energy Corp.
9.375%, 03/15/2019	1,340,000	1,743,742

Food, Beverage & Tobacco – 5.46%
Pilgrims Pride Corp.
7.875%, 12/15/2018	1,790,000	1,924,250
Tyson Foods, Inc.
6.850%, 04/1/2016	4,615,000	5,096,944
		7,021,194
Forest Products & Paper – 1.58%
Sappi Papier Holding GmbH
7.750%, 07/15/2017 (b)	1,825,000	2,030,312

Healthcare Providers & Services – 0.96%
Laboratory Corp. of America Holdings
3.750%, 08/23/2022	1,250,000	1,241,569

Homebuilders – 9.63%
Centex Corp.
6.500%, 05/1/2016	2,695,000	2,964,500
Lennar Corp.
5.600%, 05/31/2015	4,275,000	4,456,688
Toll Brothers Finance Corp.
5.150%, 05/15/2015	4,235,000	4,404,400
Urbi Desarrollos Urbanos SA
9.500%, 01/21/2020 (b)(d)	5,140,000	565,400
		12,390,988
Insurance – 5.26%
CNA Financial Corp.
7.350%, 11/15/2019	1,700,000	2,082,361
5.875%, 08/15/2020	1,250,000	1,434,845

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

	Principal
	Amount	Value
ING US, Inc.
5.500%, 07/15/2022	$2,220,000	$2,490,201
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	714,000	763,447
		6,770,854
Media – 1.31%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	1,525,000	1,691,606

Metals & Mining – 1.04%
ArcelorMittal SA
6.000%, 03/1/2021	1,255,000	1,338,144

Oil & Gas – 4.51%
Chesapeake Energy Corp.
6.625%, 08/15/2020	3,555,000	3,990,487
El Paso Corp.
7.000%, 06/15/2017	1,610,000	1,816,621
		5,807,108
Pharmaceutical – 1.11%
Valeant Pharmaceuticals International
6.750%, 08/15/2018 (b)	1,300,000	1,430,000

Retail – 2.54%
Marks & Spencer Plc
7.125%, 12/1/2037 (b)	2,975,000	3,264,292

Telecommunications – 1.93%
Telecom Italia Capital SA
6.999%, 06/4/2018	840,000	952,350
Telefonica Emisiones SAU
5.462%, 02/16/2021	1,390,000	1,528,070
		2,480,420
TOTAL CORPORATE BONDS
(Cost $93,019,338)		$102,270,002

	Contracts	Value
WARRANTS – 0.00%

Semiconductors – 0.00%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: 1.97 (a)(c)	80,400	$—
TOTAL WARRANTS
(Cost $863,486)		$—

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — March 31, 2014 (Unaudited) (continued)

	Principal
	Amount	Value
TIME DEPOSIT – 1.25%
State Street Euro Dollar Time Deposit, 0.010%, due 04/01/14	$1,612,200	$1,612,200
TOTAL TIME DEPOSIT
(Cost $1,612,200)		$1,612,200
Total Investments (Cost $120,299,305) – 98.73%		$127,073,997
Other Assets in Excess of Liabilities – 1.27%		1,639,088
TOTAL NET ASSETS – 100.00%		$128,713,085

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $17,584,307 which represents 13.66% of total net assets.

(c)
The price of this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security is deemed illiquid and represents $0.00 or 0.00% of the Fund’s net assets and is classified as Level 2. See Note 2 in the Notes to Financial Statements.

(d)	In default.

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF ASSETS AND LIABILITIES — March 31, 2014 (Unaudited)

ASSETS
Investments in securities, at cost	$120,299,305
Investment in securities, at value	$127,073,997
Receivables:
Fund shares sold	390,865
Dividends and interest	1,951,340
Total Assets	129,416,202

LIABILITIES
Payables:
Fund shares redeemed	695,177
Distributions payable	7,940
Total Liabilities	703,117
NET ASSETS	$128,713,085

COMPONENTS OF NET ASSETS
Paid-in capital	$149,566,541
Undistributed net investment loss	(77,062)
Accumulated net realized loss on investments	(27,551,086)
Net unrealized appreciation on investments	6,774,692
Total Net Assets	$128,713,085
Net asset value, offering price and redemption proceeds per share
Net Assets	$128,713,085
Shares outstanding (unlimited shares authorized without par value)	14,181,061
Offering and redemption price	$9.08

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF OPERATIONS — For the Period Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME
Income
Dividend income	$186,763
Interest income	3,134,825
Total income	3,321,588
Expenses (Note 3)
Total expenses	—
Less reimbursement / waiver	—
Total expenses net of reimbursement / waiver	—
Net investment income	3,321,588
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	382,433
Net change in unrealized appreciation on investments	2,574,885
Net realized and unrealized gain on investments	2,957,318
Net increase in net assets resulting from operations	$6,278,906

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,321,588	$7,375,564
Net realized gain (loss) on investments	382,433	(1,917,766)
Net change in unrealized appreciation on investments	2,574,885	275,348
Net increase in net assets
resulting from operations	6,278,906	5,733,146
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,600,702)	(7,462,478)
Decrease in net assets from distributions	(3,600,702)	(7,462,478)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	14,626,230	28,518,289
Net asset value of shares issued
on reinvestment of distributions	3,532,346	6,645,826
Cost of shares redeemed	(18,392,988)	(48,751,533)
Net decrease in net assets
from capital share transactions	(234,412)	(13,587,418)
Total increase (decrease) in net assets	2,443,792	(15,316,750)
NET ASSETS
Beginning of the Year	126,269,293	141,586,043
End of the Year	$128,713,085	$126,269,293
Undistributed net investment income (loss)	$(77,062)	$202,052

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	March 31,		Year Ended September 30,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Net asset value,
beginning of period	$8.89		$9.01	$8.32	$8.46	$7.46	$6.97
Income (Loss) from
investment operations:
Net investment income	0.24	(4)	0.51 (4)	0.49 (4)	0.52 (4)	0.60 (4)	0.64
Net realized and unrealized
gain/(loss) on investments	0.21		(0.12)	0.73	(0.12)	0.97	0.47
Total from investment operations	0.45		0.39	1.22	0.40	1.57	1.11
Less dividends and distributions:
Dividends from net
investment income	(0.26)		(0.51)	(0.53)	(0.54)	(0.57)	(0.62)
Total dividends and distributions	(0.26)		(0.51)	(0.53)	(0.54)	(0.57)	(0.62)
Net asset value, end of period	$9.08		$8.89	$9.01	$8.32	$8.46	$7.46
Total return	5.06	%(1)	4.42%	15.13%	4.61%	21.81%	18.25%
Net assets, end
of period (millions)	$128.7		$126.3	$141.6	$142.4	$158.5	$157.5
Ratio of expenses to
average net assets(3)	0.00	%(2)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income
to average net assets(3)	5.24	%(2)	5.61%	5.66%	5.98%	7.53%	10.15%
Portfolio turnover rate	15.86	%(1)	28.88%	27.44%	56.16%	36.90%	40.53%

(1)	Not annualized.
(2)	Annualized.
(3)
Reflects the fact that no fees or expenses are incurred by the Fund.  The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor.  Participants in these programs pay a “wrap” fee to the sponsor of the program.

(4)	Net investment income per share has been calculated based on average shares outstanding during the period.

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 − ORGANIZATION

The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in debt securities and seeks to maximize total return.

NOTE 2 − SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest (which is recorded in the Schedule of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B.
Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period.  The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.
Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market values of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors.  The Fund did not have any open commitments on delayed delivery securities as of March 31, 2014.

D.
Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.

E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.

F.
Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into

20

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.
Accounting for Uncertainty in Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Trust to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2010 through 2013). As of March 31, 2014, the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2013. The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.
Fair Value Measurements. The Trust has adopted accounting principles generally accepted in the United States of America (“US GAAP”) related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 —	Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in

21

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among broker market makers.

Level 3 —
Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

I.	Security Valuation. Bonds and other fixed-income securities (other than short-term securities) are valued using the bid price on the day of the valuation provided by an independent pricing service.

Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees. U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value.  These investments are categorized as Level 2 of the fair value hierarchy.

The Trust has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will

22

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar

23

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

rolls are accounted for as purchase and sale transactions, which may increase the Fund’s portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.

Common stocks, exchange-traded fund shares and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded fund shares, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE.”) These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. None of the Fund’s securities were fair valued utilizing this method as of March 31, 2014.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds are valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

24

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Warrants are fair valued by the Valuation Committee based on intrinsic value, which is derived by calculating the difference between the underlying equity security’s price and the strike price of the warrant, including the effect of any relevant conversion ratios. The securities fair valued by the Valuation Committee are indicated on the Schedule of Investments. These securities are classified as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

The following is a summary of the inputs used, as of March 31, 2014, involving the Fund’s assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investment in Securities
SMART Fund
Equities*	$714,575	$—	$—	$714,575
Preferred Stocks	3,451,570	1,988,334	—	5,439,904
Asset Backed Securities	—	—	4,844,847	4,844,847
Corporate Bonds	—	102,270,002	—	102,270,002
Government Securities	—	10,686,177	—	10,686,177
Mortgage Backed Securities	—	729,452	776,840	1,506,292
Time Deposit	—	1,612,200	—	1,612,200
Total Investments in Securities	$4,166,145	$117,286,165	$5,621,687	$127,073,997

*  Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

25

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Below are the transfers into or out of levels 1 and 2 for the Funds using market values measured at the end of the reporting periods:

SMART Fund
Transfers into Level 1	$—
Transfers out of Level 1	—
Net Transfers in/(out) of Level 1	$—
Transfers into Level 2	$—
Transfers out of Level 2	—
Net Transfers in/(out) of Level 2	$—

Below is a reconciliation that details the activity of securities in Level 3 during the six months ended March 31, 2014:

Beginning Balance − October 1, 2013	$5,911,188
Purchases	—
Sales	(870,469)
Transfers into level 3	—
Transfers out of level 3	—
Realized losses	(111,355)
Change in unrealized gains	692,323
Ending Balance − March 31, 2014	$5,621,687

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gains and losses on investments on the Statement of Assets and Liabilities. As of March 31, 2014, the Fund had $64,511 of unrealized gains from Level 3 securities.

The following table presents information about unobservable inputs related to the Trust’s categories of Level 3 investments as of March 31, 2014:

	Fair value	Valuation
	at 3/31/14	Techniques	Unobservable Inputs	Ranges
Student Loans	$4,844,847	Consensus	Third party inputs	N/A
		pricing
			Prepayment speeds	2 − 4%
Federal & Federally	$776,840	Consensus	Third party inputs	N/A
Sponsored Credits		pricing

The following provides a general description of the impact of a change in an unobservable input on the fair value measurement and the interrelationship of unobservable inputs, where relevant and significant. Interrelationships may also exist between observable and unobservable inputs (for example, as interest rates rise, prepayment rates decline).

26

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Student Loans & Federal & Federally Sponsored Credits

At regular intervals the above unobservable inputs are reviewed and compared to publicly available information for reasonableness. Values are compared to historical averages and general sector trends are taken into account. In general, an increase in the discount rate, default rates, loss severity and delinquencies, in isolation, would result in a decrease in the fair value measurement. In addition, an increase in default rates would generally be accompanied by a decrease in recovery rates, slower prepayment rates and an increase in liquidity spreads. For each of the individual relationships described above, the inverse relationship would also generally apply.

NOTE 3 − INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.
Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option.

Certain officers and Trustees of the Trust are also officers of the Advisor.
B.
Administration Fee. U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. For its services, the Administrator receives an annual fee at the rate of 0.03% of the Trust’s average daily net assets for the first $1 billion in net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.

C.	Distribution and Service Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal

27

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. All of the Fund’s distribution fees are paid by the Advisor.

NOTE 4 − PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the six months ended March 31, 2014:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$13,096,463	$6,140,955	$6,611,743	$14,047,224

NOTE 5 − CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the six months ended March 31, 2014 and the year ended September 30, 2013, was as follows (shares and dollar amounts in thousands):

	Six Months Ended 3/31/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares Sold	1,621	$14,626	3,149	$28,518
Issued on Reinvestment of Distributions	391	3,532	734	6,646
Shares Redeemed	(2,040)	(18,392)	(5,395)	(48,751)
Net Decrease Resulting
from Fund Share Transactions	(28)	$(234)	(1,512)	$(13,587)

NOTE 6 − FEDERAL INCOME TAX MATTERS

As of September 30, 2013, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$120,348,004
Gross tax unrealized appreciation	10,362,242
Gross tax unrealized depreciation	(6,266,253)
Net unrealized appreciation on investments	4,095,989
Distributable ordinary income	202,052
Distributable long-term capital gains	—
Total distributable earnings	202,052
Other accumulated losses	(27,829,701)
Total accumulated losses	$(23,531,660)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax

28

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

basis unrealized depreciation on investments and foreign currency is due primarily to timing differences resulting from wash sale transactions. These differences are temporary.

As of September 30, 2013, the Fund had capital losses expiring on September 30, 2017, 2018 and 2019 in the amounts of $12,139,741, $6,084,748 and $6,501,831, respectively. As of September 30, 2013, the Fund had a capital loss with an indefinite expiration in the amount of $890,642.

The tax composition of dividends for the periods ended September 30, 2013 and September 30, 2012 for the Fund were as follows:

		Long Term		Return
Ordinary Income		Capital Gains		of Capital
2013	2012	2013	2012	2013	2012
$7,462,478	$8,827,035	$ —	$ —	$ —	$ —

At September 30, 2013, the Fund had net realized losses on investments and foreign currencies of $2,212,739 which are deferred for tax purposes and were recognized on October 1, 2013.

Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2013, as a result of its reclassifications the Fund’s undistributed net investment income was increased by $160,973 and accumulated net realized loss was increased by $160,973.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

NOTE 7 − OWNERSHIP BY AFFILIATED PARTIES

As of March 31, 2014, the Advisor or an affiliate of the Advisor beneficially owned 658,248 shares of the Fund which comprised 4.65% of the total outstanding shares.

29

Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited)

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In November 2013 the Board of Trustees of the Trust, including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Brandes Investment Partners, L.P. (the “Advisor”) with respect to the SMART Fund (the “Fund”) for an additional one-year term.

Information Reviewed

During the course of each year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided to the Fund by the Advisor, including reports on the Fund’s investment results, portfolio composition, portfolio trading practices, and other matters.  In addition, in connection with its annual review of the Agreement with respect to the Fund, the Board requested and reviewed supplementary information that included materials regarding the Fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding the Advisor, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund.

In connection with its reviews, the Board received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees.  The independent Trustees discussed the approval of the Agreement with respect to the Fund with representatives of the Advisor and in private sessions with counsel at which no representatives of the Advisor were present.  In deciding to recommend approval of the Agreement with respect to the Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor, and each Trustee did not necessarily attribute the same weight to each factor.  This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Advisor to the Fund, the Trustees reviewed among other things the quality and depth of the Advisor’s investment management staff, its regulatory compliance procedures, the day-to-day administrative services provided by the Advisor to the Fund and the investment results of the Fund.

The Trustees noted that the Fund’s investment results gross of fees (which are paid by the Advisor) were in the first quartile of the results of a peer group of

30

Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

funds identified by Morningstar Associates (“Morningstar”) for the one-year, three-year and five-year periods ended September 30, 2013; were in the first quartile of the larger group of funds in its Morningstar Intermediate-Term Bond Fund category for each of those periods; and were above its benchmark indices (the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index) for the one-year, three-year, five-year and since-inception periods ended October 30, 2013.  They concluded that the Fund’s performance was satisfactory.

Advisory Fees, Total Expenses, Profitability and Ancillary Benefits

The Trustees noted that the Fund does not incur any advisory fees or other expenses, all of which are paid by the Advisor, and as a result the Advisor’s relationship with the Fund alone is not profitable.  The Board also considered ancillary benefits to the Advisor as a result of its relationship with the Fund.  They noted that these were primarily related to the Advisor’s receipt of wrap account fees from Fund shareholders through various broker-dealer sponsors that are not affiliated with either the Fund or the Advisor, and the benefit of proprietary and third-party research provided by broker-dealers executing portfolio transactions on behalf of the Fund.

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that each of the factors discussed above supported renewal of the Agreement, and that renewal of the Agreement was in the best interests of the Fund and its shareholders.

31

Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

32

Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

		Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee

Independent Trustees(2)

J. Michael Gaffney, CFA	Trustee	Since	Independent	7	None
11988 El Camino Real,		June	Consultant,
Suite 600		2004	NATIXIS Global
San Diego, CA 92130			Asset Management,
(Age 72)			North America from
			2004 to 2011.

Jean E. Carter	Trustee	Since	Retired since 2005.	7	Bridge Builder
11988 El Camino Real,	and	April			Trust
Suite 600	Chairman	2008
San Diego, CA 92130
(Age 56)

Robert M. Fitzgerald, CPA	Trustee	Since	Retired.	7	Hotchkis and
11988 El Camino Real,		April			Wiley Mutual
Suite 600		2008			Funds.
San Diego, CA 92130
(Age 62)

Craig Wainscott, CFA	Trustee	Since	Partner with The	7	None
11988 El Camino Real,		February	Paradigm Project
Suite 600		2012	and advisor to
San Diego, CA 92130			early-stage companies.
(Age 52)

33

Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee

“Interested” Trustees(3)

Oliver Murray	Trustee	Since	Chief Executive	7	None
11988 El Camino Real,		February	Officer, Brandes
Suite 600		2012	Investment Partners
San Diego, CA 92130			& Co.; Managing
(Age 51)			Director − PMCS of
Brandes Investment
Partners, L.P., the
investment advisor
to the Funds
(the “Advisor”).

Jeff Busby	Trustee	Since	Executive Director	7	None
11988 El Camino Real,	and	July	of the Advisor.
Suite 600	President	2006
San Diego, CA 92130
(Age 53)

Officers of the Trust

Thomas M. Quinlan	Secretary	Since	Associate General	N/A	N/A
11988 El Camino Real,		June	Counsel of the
Suite 600		2003	Advisor.
San Diego, CA 92130
(Age 43)

Gary Iwamura	Treasurer	Since	Finance Director	N/A	N/A
11988 El Camino Real,		September	of the Advisor.
Suite 600		1997
San Diego, CA 92130
(Age 57)

George Stevens	Chief	Since	Director, Beacon	N/A	N/A
11988 El Camino Real,	Compliance	January	Hill Fund Services,
Suite 600	Officer	2010	Inc.
San Diego, CA 92130
(Age 63)

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

34

Brandes Separately Managed Account Reserve Trust

PRIVACY POLICY

Brandes Investment Partners, L.P. and the Brandes Investment Trust collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities.

We restrict access to your personal and account information to those personnel who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

35

(This Page Intentionally Left Blank.)

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
No changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the registrant’s Form N-CSR filed January 7, 2005.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Brandes Investment Trust

By (Signature and Title)*   /s/ Jeff Busby
Jeff Busby, President

Date     5/27/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeff Busby
Jeff Busby, President

Date     5/27/14

By (Signature and Title)*    /s/ Gary Iwamura
Gary Iwamura, Treasurer

Date     5/27/14

* Print the name and title of each signing officer under his or her signature.